UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22148

PowerShares Actively Managed Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

[Insert Report]

October 31, 2017

2017 Annual Report to Shareholders

PSR	PowerShares Active U.S. Real Estate Fund

PSMB	PowerShares Balanced Multi-Asset Allocation Portfolio

PSMC	PowerShares Conservative Multi-Asset Allocation Portfolio

PSMG	PowerShares Growth Multi-Asset Allocation Portfolio

PSMM	PowerShares Moderately Conservative Multi-Asset Allocation Portfolio

LALT	PowerShares Multi-Strategy Alternative Portfolio

PHDG	PowerShares S&P 500® Downside Hedged Portfolio

VRIG	PowerShares Variable Rate Investment Grade Portfolio

2

The Market Environment

Fixed Income

The fiscal year began with the surprise election of Donald Trump and the subsequent “Trump Rally,” which pushed the yield on the U.S. 10-year Treasury from a low of 1.32% in mid-2016 post-Brexit to a 2.64% yield post-election. In general, this move was a market reaction to higher inflation and interest rate expectations stemming from stronger economic growth, tax reform and fiscal policy changes. In reality, the market expectations overshot, as the Trump Administration failed in its first attempt to repeal or significantly modify the Affordable Care Act. Rates generally trended downward for the remaining part of the year. In fact, the 2.64% rate seen at the end of 2016 was the peak of the U.S. 10-year Treasury, while the 30-year Treasury moved from 2.5% in November 2016 to peak at 3.2% in March 2017. Most of the rate changes came from the short end of the curve with rates one-year and shorter each moving over 0.75%.

The remaining portion of the year was focused on inflation, job growth, gross domestic product (“GDP”) and the path of U.S. interest rates driven by the U.S. Federal Reserve (the “Fed”). With inflation remaining within expectations and unemployment continuing to decline, along with GDP below 3%, the Fed remained generally cautious about the pace of interest rate changes. For the year, the Fed increased the federal funds rate, the rate at which banks lend to each other overnight, from a target range of 0.25%-0.50% to 1.00-1.25%. While still monitoring Fed action, the market turned its focus on the Fed reducing its $4.5 trillion balance sheet by reducing its reinvestment into Treasuries and Mortgage Backed Securities (‘MBS”), a process referred to as “Balance Sheet Normalization.” The process of Balance Sheet Normalization would implicitly raise rates and trigger another form of monetary tightening, which would be done over the course of multiple years.

Globally, fears of China’s economic growth and rapid currency depreciation dissipated and the Chinese economy appeared to stabilize. Additionally, while geo-political reform and potential for additional fractures of the European Union were of major focus, Europe was recovering as business sentiment, growth and unemployment were all improving. The overall global economic recovery was positive for credit, and the continued slow pace of interest rate increases created additional demand in income-oriented investments across multiple different sectors, all of which caused credit spreads to continue to tighten.

For the reporting period, the broader bond market posted generally positive returns largely attributable to an increase in overall interest rates and decreased spreads within the credit markets. Global government bonds, including treasuries in aggregate, were among the few categories that failed to provide positive returns, whereas global credit, U.S. corporate investment grade debt, and securitized debt posted positive returns for the fiscal year. Riskier fixed income sectors, such as high yield and emerging market debt, were among the leaders within the fixed income sector, as the appetite for risk and yield increased amidst a stable global environment of low rates and moderate expansion.

International Equity

The reporting period began with major US stock market indexes posting gains and most hitting record highs following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated.

Outside the US, Brexit (the UK’s plan to leave the European Union) remained a source of political and economic uncertainty, while improved economic data and confidence surveys raised the prospect of less accommodative monetary policy in continental Europe. In Asia, increased exports helped Japan’s economy, while China’s economy continued to stabilize. Most emerging markets performed well during the reporting period. In addition to an improving global economic outlook, other positive tailwinds for international markets included continued weakness in the US dollar and reduced expectations for a major shift in US trade policy.

Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks in the first three quarters of 2017. International stocks had trailed US stocks for four consecutive years and in six of the last seven years. As the reporting period came to a close, both developed and emerging equity markets appeared somewhat fully valued in absolute terms, but they continued to trade at material discounts to the US market. In addition, recent earnings growth and earnings revision trends improved for many non-US developed markets.

Domestic Equity

Despite highly destructive hurricanes that threatened to derail a year-long recovery, the US economy continued to expand throughout the fiscal year ended October 31, 2017. Gross domestic product (GDP)—the value of all goods and services produced in the US—grew by 1.8% in the fourth quarter of 2016, and by 1.2% in the first quarter of 2017 and 3.1% in the second quarter of 2017.1 Inflation remained subdued even as the labor market continued to strengthen. Unemployment continued its multiyear decline, hitting just 4.2% in September—a 16-year low.2

Given signs of an improving economy, the US Federal Reserve (the “Fed”) raised interest rates three times during the reporting period, most recently in June 2017.3 The Fed pledged that “realized and expected economic conditions relative to its

3

The Market Environment (continued)

objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.00% to 1.25%—up 75 basis points for the reporting period.3 (A basis point is 0.01%.)

Despite the Fed’s actions, major US stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally began immediately following the outcome of the US presidential election in November 2016, based on investors’ hopes for reduced regulation, lowered corporate and personal tax rates and increased infrastructure spending. The stock market rally continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence—even as the prospect for health care and tax reform faded somewhat.

[1]	Source: Bureau of Economic Analysis
[2]	Sources: Bureau of Labor Statistics, Bloomberg
[3]	Source: US Federal Reserve

4

PSR	Manager’s Analysis
PowerShares Active U.S. Real Estate Fund (PSR)

The PowerShares Active U.S. Real Estate Fund (the “Fund”) is an actively managed exchange-traded fund whose investment objective is to achieve high total return through growth of capital and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT All Equity REITs Index (the “Benchmark Index”). The Fund considers a company to be principally engaged in the U.S. real estate industry if it: (i) derives 50% of its revenues or profit from ownership, leasing, management, construction, financing or sale of U.S. real estate; or (ii) has at least 50% of the value of its assets invested in U.S. real estate. The Fund plans to invest principally in equity real estate investment trusts (“REITs”). In constructing the portfolio, Invesco Advisers, Inc., the Fund’s sub-adviser, analyzes quantitative and statistical metrics to identify attractively priced securities.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 8.36%. On a net asset value (“NAV”) basis, the Fund returned 8.37%. During the same time period, the Benchmark Index returned 8.23%.

The Fund’s outperformance relative to the Benchmark Index during the period can be attributed to both security selection and market allocation. In particular, security selection in shopping center REITs was a key contributor to relative performance. Within shopping center REITs, an underweight in Kimco Realty Corp. (portfolio average weight of 0.40%) and a lack of holdings in DDR Corp. were beneficial. Additionally, a combination of security selection and underweight exposures in diversified REITs and security selection and overweight exposures in data centers and infrastructure REITs were also beneficial. Among diversified REITs, not owning VEREIT Inc. and an overweight to Washington REIT Inc. (portfolio average weight of 1.62%) added to relative returns. Within data centers and infrastructure REITs, overweight exposures to CyrusOne Inc. (portfolio average weight of 2.46%), Crown Castle International Corp. (portfolio average weight of 4.61%) and American Tower Corp. (portfolio average weight of 5.97%) were also beneficial to relative performance.

Positions that detracted from the Fund’s relative return included security selection and overweight exposure in single family housing REITs, in particular an overweight to American Homes 4 Rent (portfolio average weight of 1.78%). Additionally, security selection in free standing retail REITs detracted from relative performance. Lastly, security selection and underweight exposure in the specialty REITs category, and specifically not holding CoreCivic, a private prison company, also hurt relative performance.

Property Type and Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Specialized	35.3
Retail	15.5
Residential	15.5
Office	11.4
Health Care	8.2
Hotel & Resort	5.5
Industrial	5.5
Diversified	3.1
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
American Tower Corp.	6.6
Crown Castle International Corp.	6.5
Simon Property Group, Inc.	5.0
Equinix, Inc.	4.5
Equity Residential	4.4
Weyerhaeuser Co.	4.1
Prologis, Inc.	3.8
Essex Property Trust, Inc.	3.1
Public Storage	3.0
Realty Income Corp.	2.7
Total	43.7

*	Excluding money market fund holdings.

5

PowerShares Active U.S. Real Estate Fund (PSR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE NAREIT All Equity REITs Index	8.23%	7.11%	22.89%	10.05%	61.43%	19.94%	408.34%
Fund
NAV Return	8.37	6.91	22.20	9.69	58.77	19.05	375.82
Market Price Return	8.36	6.91	22.20	9.70	58.86	19.13	378.63

Fund Inception: November 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Benchmark Index returns are based on the inception date of the Fund.

6

PSMB	Manager’s Analysis
PowerShares Balanced Multi-Asset Allocation Portfolio (PSMB)

The PowerShares Balanced Multi-Asset Allocation Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide current income and capital appreciation. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other underlying ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “PowerShares ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the PowerShares ETFs are part of the same group of investment companies.

The Fund seeks to achieve its investment objective by allocating its assets using a balanced investment style that seeks to maximize the benefits of diversification, which focuses on investing portions of Fund assets both in Underlying ETFs that invest in fixed-income securities (“Fixed Income ETFs”) as well as in Underlying ETFs that invest primarily in equity securities (“Equity ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed-income securities) and particular investment factors within those classes (e.g., for fixed-income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international stocks); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on a comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk.

During the fiscal period from the Fund’s inception (February 23, 2017) through October 31, 2017, on a market price basis, the Fund returned 7.65%. On a net asset value (“NAV”) basis, the Fund returned 7.74%. During the same time period, the S&P 500® Index (the “Benchmark Index”) returned 10.39%. The Fund’s performance (NAV basis) differed from the return of the Benchmark Index during the period primarily because of exposures to fundamental and low volatility investment factors, amid momentum-driven equity markets. During the same time period, the Benchmark Index continued to hit record highs and deliver robust gains, despite continued geopolitical and policy uncertainty.

For the fiscal period ended October 31, 2017, from an asset class perspective, exposure to equities through Underlying ETFs were the largest contributors to absolute returns, led by growth and international equities. Diversification across sub-asset classes within fixed-income, also contributed to relative results. Exposure to fundamental and low volatility investment factors detracted from relative performance, as these underperformed their market-cap-weighted counterparts.

Positions that contributed most significantly to the Fund’s absolute return included PowerShares Russell Top 200 Pure Growth Portfolio (portfolio average weight of 10.01%), PowerShares FTSE RAFI Developed Markets ex-US Portfolio (portfolio average weight of 8.04%) and PowerShares FTSE RAFI US 1000 Portfolio (portfolio average weight of 14.49%). No Underlying ETF posted a negative absolute return contribution for the period.

Portfolio Composition*
(% of the Fund’s Net Assets) as of October 31, 2017
US Equities	43.0
Fixed Income	40.0
International and Developed Equities	13.0
Emerging Markets Equities	4.0
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
PowerShares FTSE RAFI US 1000 Portfolio	14.4
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	14.0
PowerShares Russell Top 200 Pure Growth Portfolio	10.0
PowerShares S&P 500® Low Volatility Portfolio	9.6
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	8.0
PowerShares 1-30 Laddered Treasury Portfolio	7.0
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	7.0
PowerShares Fundamental High Yield® Corporate Bond Portfolio	5.0
PowerShares S&P International Developed Low Volatility Portfolio	5.0
PowerShares S&P MidCap Low Volatility Portfolio	4.5
Total	84.5

*	Excluding money market fund holdings.

7

PowerShares Balanced Multi-Asset Allocation Portfolio (PSMB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
Custom PowerShares Balanced Allocation Index	8.58%
S&P 500® Index	10.39
Fund
NAV Return	7.74
Market Price Return	7.65

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.34%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Benchmark Index returns are based on the inception date of the Fund.

8

PSMC	Manager’s Analysis
PowerShares Conservative Multi-Asset Allocation Portfolio (PSMC)

The PowerShares Conservative Multi-Asset Allocation Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks total return consistent with a lower level of risk relative to the broad stock market. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other underlying ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “PowerShares ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the PowerShares ETFs are part of the same group of investment companies.

The Fund seeks to achieve its investment objective by allocating its assets using a conservative investment style that seeks to maximize the benefits of diversification, which focuses on investing a greater portion of Fund assets in Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”), but also provides some exposure to Underlying ETFs that invest primarily in equity securities (“Equity ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed-income securities) and particular investment factors within those classes (e.g., for fixed-income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international stocks); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on a comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk.

During the fiscal period from the Fund’s inception (February 23, 2017) through October 31, 2017, on a market price basis, the Fund returned 4.17%. On a net asset value (“NAV”) basis, the Fund returned 4.26%. During the same time period, the S&P 500® Index (the “Benchmark Index”) returned 10.39%. The Fund’s performance (NAV basis) differed from the return of the Benchmark Index during the period primarily because of exposures to fundamental and low volatility investment factors, amid momentum-driven equity markets. During the same time period, the Benchmark Index continued to hit record highs and deliver robust gains, despite continued geopolitical and policy uncertainty.

For the fiscal period ended October 31, 2017, from an asset class perspective, exposure to equities through Underlying ETFs were the largest contributors to absolute returns, led by U.S. large cap equities. Diversification across sub-asset classes within fixed-income, also contributed to relative results. Exposure to fundamental and low volatility investment factors detracted from relative performance, as these underperformed their market-cap-weighted counterparts.

Positions that contributed most significantly to the Fund’s absolute return included PowerShares Russell Top 200 Pure Growth Portfolio (portfolio average weight of 4.77%), PowerShares Fundamental Investment Grade Corporate Bond Portfolio (portfolio average weight of 14.98%) and PowerShares FTSE RAFI US 1000 Portfolio (portfolio average weight of 7.02%). No Underlying ETF posted a negative absolute return contribution for the period.

Portfolio Composition*
(% of the Fund’s Net Assets) as of October 31, 2017
Fixed Income	74.0
US Equities	22.0
International and Developed Equities	4.0
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	22.0
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	15.0
Vanguard Short-Term Inflation-Protected Securities ETF	10.0
PowerShares Fundamental High Yield® Corporate Bond Portfolio	8.0
PowerShares Senior Loan Portfolio	8.0
PowerShares FTSE RAFI US 1000 Portfolio	7.0
PowerShares Emerging Markets Sovereign Debt Portfolio	6.0
PowerShares Preferred Portfolio	6.0
PowerShares 1-30 Laddered Treasury Portfolio	5.0
PowerShares Russell Top 200 Pure Growth Portfolio	4.7
Total	91.7

*	Excluding money market fund holdings.

9

PowerShares Conservative Multi-Asset Allocation Portfolio (PSMC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
Custom PowerShares Conservative Allocation Index	4.50%
S&P 500® Index	10.39
Fund
NAV Return	4.26
Market Price Return	4.17

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.37% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.32%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Benchmark Index returns are based on the inception date of the Fund.

10

PSMG	Manager’s Analysis
PowerShares Growth Multi-Asset Allocation Portfolio (PSMG)

The PowerShares Growth Multi-Asset Allocation Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide long-term capital appreciation. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other underlying ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “PowerShares ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the PowerShares ETFs are part of the same group of investment companies.

The Fund seeks to achieve its investment objective by allocating its assets using a growth investment style that seeks to maximize the benefits of diversification, which focuses on investing a greater portion of Fund assets in Underlying ETFs that invest primarily in equity securities (“Equity ETFs”), but also provides some exposure to Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed-income securities) and particular investment factors within those classes (e.g., for fixed-income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international stocks); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on a comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk.

During the fiscal period from the Fund’s inception (February 23, 2017) through October 31, 2017, on a market price basis, the Fund returned 9.69%. On a net asset value (“NAV”) basis, the Fund returned 9.54%. During the same time period, the S&P 500® Index (the “Benchmark Index”) returned 10.39%. The Fund’s performance (NAV basis) differed from the return of the Benchmark Index during the period primarily because of exposures to fundamental and low volatility investment factors, amid momentum-driven equity markets. During the same time period, the Benchmark Index continued to hit record highs and deliver robust gains, despite continued geopolitical and policy uncertainty.

For the fiscal period ended October 31, 2017, from an asset class perspective, exposure to equities through Underlying ETFs were the largest contributors to absolute returns, led by growth and international equities. Diversification across sub-asset classes within fixed-income, also contributed to relative results. Exposure to fundamental and low volatility investment factors detracted from relative performance, as these underperformed their market-cap-weighted counterparts.

Positions that contributed most significantly to the Fund’s absolute return included PowerShares Russell Top 200 Pure Growth Portfolio (portfolio average weight of 12.61%), PowerShares FTSE RAFI Developed Markets ex-US Portfolio (portfolio average weight of 11.54%) and PowerShares FTSE RAFI US 1000 Portfolio (portfolio average weight of 18.45%). No Underlying ETF posted a negative absolute return contribution for the period.

Portfolio Composition*
(% of the Fund’s Net Assets) as of October 31, 2017
US Equities	55.7
Fixed Income	20.0
International and Developed Equities	18.6
Emerging Markets Equities	5.7
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
PowerShares FTSE RAFI US 1000 Portfolio	18.4
PowerShares Russell Top 200 Pure Growth Portfolio	12.6
PowerShares S&P 500® Low Volatility Portfolio	11.9
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	11.6
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	8.3
PowerShares S&P International Developed Low Volatility Portfolio	7.0
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	6.5
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	5.2
PowerShares 1-30 Laddered Treasury Portfolio	4.0
PowerShares FTSE RAFI Emerging Markets Portfolio	3.5
Total	89.0

*	Excluding money market fund holdings.

11

PowerShares Growth Multi-Asset Allocation Portfolio (PSMG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
Custom PowerShares Growth Allocation Index	10.66%
S&P 500® Index	10.39
Fund
NAV Return	9.54
Market Price Return	9.69

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.34%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Benchmark Index returns are based on the inception date of the Fund.

12

PSMM	Manager’s Analysis
PowerShares Moderately Conservative Multi-Asset Allocation Portfolio (PSMM)

The PowerShares Moderately Conservative Multi-Asset Allocation Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide current income and some capital appreciation. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other underlying ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “PowerShares ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the PowerShares ETFs are part of the same group of investment companies.

The Fund seeks to achieve its investment objective by allocating its assets using a moderately conservative investment style that seeks to maximize the benefits of diversification, which focuses on investing a greater portion of Fund assets in Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”), but also provides some exposure to Underlying ETFs that invest primarily in equity securities (“Equity ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed-income securities) and particular investment factors within those classes (e.g., for fixed-income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international stocks); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on a comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk.

During the fiscal period from the Fund’s inception (February 23, 2017) through October 31, 2017, on a market price basis, the Fund returned 6.02%. On a net asset value (“NAV”) basis, the Fund returned 6.03%. During the same time period, the S&P 500® Index (the “Benchmark Index”) returned 10.39%. The Fund’s performance (NAV basis) differed from the return of the Benchmark Index during the period primarily because of exposures to fundamental and low volatility investment factors, amid momentum-driven equity markets. During the same time period, the Benchmark Index continued to hit record highs and deliver robust gains, during the reporting period, despite continued geopolitical and policy uncertainty.

For the fiscal period ended October 31, 2017, from an asset class perspective, exposure to equities through Underlying ETFs were the largest contributors to absolute returns, led by growth and international equities. Diversification across sub-asset classes within fixed-income, also contributed to results. Exposure to fundamental and low volatility investment factors detracted from relative performance, as these underperformed their market-cap-weighted counterparts.

Positions that contributed most significantly to the Fund’s absolute return included PowerShares Russell Top 200 Pure Growth Portfolio (portfolio average weight of 7.09%), PowerShares FTSE RAFI Developed Markets ex-US Portfolio (portfolio average weight of 6.24%) and PowerShares S&P 500 Low Volatility Portfolio (portfolio average weight of 6.82%). No Underlying ETF posted a negative absolute return contribution for the period.

Portfolio Composition*
(% of the Fund’s Net Assets) as of October 31, 2017
Fixed Income	56.0
US Equities	34.0
International and Developed Equities	10.0
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	15.0
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	13.0
PowerShares FTSE RAFI US 1000 Portfolio	10.1
PowerShares Russell Top 200 Pure Growth Portfolio	7.1
PowerShares 1-30 Laddered Treasury Portfolio	7.0
PowerShares S&P 500® Low Volatility Portfolio	6.8
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	6.2
PowerShares Fundamental High Yield® Corporate Bond Portfolio	6.0
Vanguard Short-Term Inflation-Protected Securities ETF	5.0
PowerShares Senior Loan Portfolio	5.0
Total	81.2

*	Excluding money market fund holdings.

13

PowerShares Moderately Conservative Multi-Asset Allocation Portfolio (PSMM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

Fund Inception†
Index	Cumulative
Custom PowerShares Moderately Conservative Allocation Index	6.52%
S&P 500® Index	10.39
Fund
NAV Return	6.03
Market Price Return	6.02

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.38% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.33%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Benchmark Index returns are based on the inception date of the Fund.

14

LALT	Manager’s Analysis
PowerShares Multi-Strategy Alternative Portfolio (LALT)

The PowerShares Multi-Strategy Alternative Portfolio (the “Fund”) is an actively managed exchange-traded fund that has an investment objective of seeking a positive total return that has a low correlation to the broader securities markets. The Fund seeks to achieve its investment objective by investing in a combination of equity securities, financial futures contracts, forward currency contracts and other securities.

Invesco Advisers, Inc., the sub-adviser to the Fund, selects investments for inclusion in the Fund’s portfolio with reference to the components of the Morgan Stanley Multi-Strategy Alternative Index (the “Benchmark Index”) through a quantitative process that seeks to exceed the Benchmark Index’s performance.

Morgan Stanley & Co., LLC (the “Benchmark Agent”) develops, maintains and sponsors the Benchmark Index, which includes a combination of quantitative, rules-based strategies (the “Benchmark Strategies”). The Fund will follow the Benchmark Strategies while seeking to outperform the Benchmark Index. The Benchmark Strategies are designed to capture non-traditional risk premia across equities, rates, currencies and volatility markets. A “risk premium” is the economic concept that an investor should receive a premium (that is, a higher expected return) for bearing risk. In other words, risk premium refers to the return that is expected for assuming a particular market risk.

The Benchmark Strategies may be categorized into three types: (1) Quantitative/Stylistic Strategies, (2) Volatility Risk Premium Strategies, and (3) Carry Strategies. Quantitative/Stylistic Strategies consist of rules-based methodologies designed to identify undervalued stocks or currencies using relative valuation, fundamental analysis and publicly-available market information (such as regulatory filings regarding the equity holdings of institutional investment managers). A Quantitative or Stylistic Strategy may take a long/short position to generate market neutral returns. Volatility Risk Premium Strategies consist of rules-based investment methodologies designed to capture the difference between implied (i.e., expected) and realized (i.e., actual) volatility that is often observed in equity and currency options markets. The volatility risk premium can be seen as compensation to option sellers for taking on potential risk of losses during periods when realized volatility increases suddenly. In addition, the volatility premium reflects the supply/demand imbalance often present in each asset class. Carry Strategies consist of rules-based methodologies designed to capture the forward rate bias and term premium often observed in currency, interest rate and equity volatility markets. Forward rate bias is the tendency for the markets to overestimate the amount of future price changes that might actually occur; the actual price movements tend to be smaller than the expectations as measured by forward rates.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned (7.29)%. On a net asset value (“NAV”) basis, the Fund returned (7.50)%. During the same time period,

the Benchmark Index returned (7.45)%. The Fund underperformed the Benchmark Index on a NAV basis during the period primarily due to the fees and expenses incurred by the Fund partially offset by beneficial aspects from equity hedging as follows. The Fund tends to hold the same long equity positions as the Benchmark Index. However, the Fund hedges its equity exposure by using S&P 500 futures whereas the Benchmark Index uses a total return index. This difference provides a less costly hedge which benefits the Fund. Additionally, our equity hedging is calibrated daily as opposed to monthly for the Benchmark Index. This allows the Fund to maintain its exposure closer to market neutral when equity markets are moving significantly in either direction.

With respect to the Carry Strategy for currencies, the Fund will mimic the majority of the positions of the Benchmark Index but will tend to take on less leverage during periods of high correlation and elevated market volatility. This benefitted the Fund during the market dislocations that were experienced following the vote by the UK to leave the European Union. Over the past year, the Fund has not had to take any special action to isolate or limit leverage to a particular currency.

During this same time period, the HFRI Macro (Total) Index returned 2.94% and the Bloomberg Barclays U.S. Aggregate Index returned 0.90% (these indexes, collectively with the Benchmark Index, are referred to as the “Indexes”). The components of the HFRI Macro (Total) Index are weighted equally while the components of the Bloomberg Barclays U.S. Aggregate Index are weighted by market capitalization.

The Indexes were selected for their recognition in the marketplace. The performance comparison of the HFRI Macro (Total) Index is a useful measure for investors as a broad representation of the alternative investment market. The Bloomberg Barclays U.S. Aggregate Index was selected because its performance is a useful measure of the broad U.S. fixed-income market.

The Fund’s underperformance relative to the HFRI Macro (Total) Index during the period can be attributed to the Fund’s market neutral equity exposures (where performance was driven primarily by sector positioning), positioning in expectation of a positively-sloped VIX term structure and positioning toward Eurodollar futures.

The majority of Fund underperformance relative to the Bloomberg Barclays U.S. Aggregate Index was also driven by the Fund’s market neutral equity exposure, positioning in expectation of a positively-sloped VIX term structure and positioning toward Eurodollar futures. The underperformance versus the Bloomberg Barclays U.S. Aggregate Index is greater than historical expectations would warrant. Historically, the diverse set of strategies in the Fund have rarely underperformed simultaneously. The 2017 fiscal year was a year where all 5 of the underlying strategies struggled to keep pace with traditional asset classes.

15

PowerShares Multi-Strategy Alternative Portfolio (LALT) (continued)

For the fiscal year ended October 31, 2017, sector positioning in the market neutral equity sleeves contributed most significantly to the Fund’s return. The Fund was overweight the consumer staples and energy sectors, the bottom two performing sectors for the year, which detracted from the Fund’s relative return. The Fund was underweight the technology sector and structurally excludes the financials sector which were the top two performing sectors for the year, which also detracted from the Fund’s relative performance.

Individual positions that contributed most significantly to the Fund’s return included short positions in CBOE VIX Futures expiring in January 2017, November 2017 and March 2017. Individual positions that detracted most significantly from the Fund’s return included long Eurodollar Futures expiring in December 2017 and short S&P 500 E-Mini Futures expiring in December 2016 and March 2017.

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Consumer Discretionary	10.4
Information Technology	6.0
Energy	4.3
Industrials	3.9
Consumer Staples	3.9
Real Estate	2.9
Utilities	2.4
Materials	2.1
Health Care	2.0
Financials	1.5
Telecommunication Services	0.7
Money Market Fund Plus Other Assets Less Liabilities	59.9

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Molson Coors Brewing Co., Class B	1.1
Willis Towers Watson PLC	1.0
Pinnacle West Capital Corp.	0.9
Andeavor	0.8
Laboratory Corp. of America Holdings	0.8
Goodyear Tire & Rubber Co. (The)	0.7
Motorola Solutions, Inc.	0.7
FirstEnergy Corp.	0.7
TransDigm Group, Inc.	0.7
Martin Marietta Materials, Inc.	0.7
Total	8.1

*	Excluding money market fund holdings.

16

PowerShares Multi-Strategy Alternative Portfolio (LALT) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Morgan Stanley Multi-Strategy Alternative Index	(7.45)%	(4.89)%	(13.96)%	(4.77)%	(15.40)%
HFRI Macro (Total) Index	2.94	1.54	4.69	2.14	7.51
Bloomberg Barclays U.S. Aggregate Index	0.90	2.40	7.37	2.45	8.63
Fund
NAV Return	(7.50)	(4.62)	(13.22)	(4.52)	(14.64)
Market Price Return	(7.29)	(4.52)	(12.95)	(4.51)	(14.62)

Fund Inception: May 29, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 1.04% (0.98% after fee waiver) includes the unitary management fee of 0.95% and acquired fund fees and expenses of 0.09%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Benchmark Indexes returns are based on the inception date of the Fund.

17

PHDG	Manager’s Analysis
PowerShares S&P 500® Downside Hedged Portfolio (PHDG)

The PowerShares S&P 500® Downside Hedged Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed-income market returns.

The Fund seeks to achieve its investment objective by using a quantitative, rules based strategy to allocate its assets among components of the S&P 500® Dynamic VEQTOR Index (the “Benchmark”) in a combination of (i) equity securities contained in the S&P 500® Index and that are listed on a U.S. securities exchange, (ii) Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX Index”) related instruments, such as listed VIX Index futures contracts that reflect exposure to the S&P 500® VIX Short Term Futures Index (“VIX Futures Index”), and (iii) money market instruments, cash and cash equivalents. However, the Fund’s allocations among its investments may not correspond to those of the Benchmark.

Rather than adhering to the Benchmark Index’s strategy allocation rules, the Adviser uses active management techniques in seeking to obtain returns that exceed the Benchmark Index by providing the Fund with higher or lower exposure to any component within the Benchmark Index at any time. In addition to its investments in the components of the Benchmark Index, the Fund also may invest in other VIX Index-related instruments, including ETFs and exchange-traded notes that are listed on a U.S. securities exchange and that provide exposure to the VIX Index and U.S. listed futures contracts that track the S&P 500® Index and are listed on the Chicago Mercantile Exchange.

For the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 16.16%. On a net asset value (“NAV”) basis, the Fund returned 16.27%. During the same time period, the Benchmark Index returned 16.75%. The Fund’s performance (NAV basis) differed from the return of the Benchmark Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P 500® Index returned 23.63%, the HFRX Global Hedge Fund Index returned 6.98%, and the U.S. 3 Month Treasury Bill Index (the “T-Bill 3 Month Index”) returned 0.80% (these indexes, collectively with the Benchmark Index, are referred to as the “Indexes”). The Indexes were selected for their recognition in the marketplace. The S&P 500® Index was selected because its performance comparison is a useful measure for investors as a broad representation of the equity market. The main reason for the Fund’s underperformance compared to the S&P 500® Index is the Fund’s consistent allocation to VIX futures which have a negative correlation to the S&P 500® Index. The HFRX Global Hedge Fund Index was selected because its performance comparison is a useful measure for investors as a broad representation of the alternative investment market. The main reason for the Fund’s outperformance compared to the HFRX Global Hedge Fund Index was the Fund’s higher exposure to U.S. equities. The T-Bill 3

Month Index was selected because its performance comparison is a useful measure for investors as a broad representation of the short-term U.S. fixed income market. The main reason for the Fund’s outperformance compared to the T-Bill 3 Month Index was the Fund’s high correlation to equity markets and lower allocation to VIX futures.

For the fiscal year ended October 31, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the basic materials and semi-conductor sectors. The VIX futures detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Apple Inc. (portfolio average weight of 3.45%), a technology company and Microsoft Corp., a technology company (portfolio average weight of 2.46%). Positions that detracted most significantly from the Fund’s return included Kinder Morgan Inc., an energy company (portfolio average weight of 0.18%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2017
Information Technology	22.0
Financials	13.3
Health Care	12.7
Consumer Discretionary	10.7
Industrials	9.0
Consumer Staples	7.1
Energy	5.3
Utilities	2.9
Materials	2.7
Real Estate	2.7
Telecommunication Services	1.7
Money Market Fund Plus Other Assets Less Liabilities	9.9

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
Apple, Inc.	3.6
Microsoft Corp.	2.6
Amazon.com, Inc.	1.8
Facebook, Inc., Class A	1.7
Johnson & Johnson	1.5
Berkshire Hathaway, Inc., Class B	1.5
JPMorgan Chase & Co.	1.5
Exxon Mobil Corp.	1.4
Alphabet, Inc., Class C	1.3
Alphabet, Inc., Class A	1.3
Total	18.2

*	Excluding money market fund holdings.

18

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index	1 Year			Average Annualized	Cumulative
S&P 500® Dynamic VEQTOR Index	16.75%	0.35%	1.04%	4.51%	24.12%
S&P 500® Index	23.63	10.77	35.93	15.40	101.74
HFRX Global Hedge Fund Index	6.98	1.13	3.42	2.15	10.98
U.S. 3 Month Treasury Bill Index	0.80	0.36	1.09	0.24	1.18
Fund
NAV Return	16.27	(0.19)	(0.57)	3.75	19.76
Market Price Return	16.16	(0.17)	(0.50)	3.75	19.75

Fund Inception: December 6, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.41% (0.39% after fee waiver) includes the unitary management fee of 0.39% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Benchmark Indexes returns are based on the inception date of the Fund.

19

VRIG	Manager’s Analysis
PowerShares Variable Rate Investment Grade Portfolio (VRIG)

The PowerShares Variable Rate Investment Grade Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objectives are seeking to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade, variable rate or floating rate debt securities that are denominated in U.S. dollars and are issued by U.S. private sector entities or U.S. government agencies and instrumentalities.

Invesco Advisers, Inc., the sub-adviser to the Fund, selects the following types of securities for the Fund: (i) floating rate non-agency commercial mortgage-backed securities (“MBS”); variable rate non-agency residential MBS; variable rate agency MBS and floating rate non-agency asset-backed securities (“ABS”) (including floating rate non-agency commercial real estate collateralized loan obligations (“CLOs”)); (ii) floating rate corporate debt securities; (iii) floating rate government sponsored enterprise (“GSE”) credit risk transfers; (iv) floating rate U.S. Government securities (including floating rate agency debt securities); (v) variable rate preferred stock; and (vi) affiliated ETFs that invest primarily in any or all of the foregoing securities (collectively, “Variable Rate Instruments”), to the extent permitted by the Investment Company Act of 1940, as amended.

During the fiscal year ended October 31, 2017, on a market price basis, the Fund returned 3.04%. On a net asset value (“NAV”) basis, the Fund returned 3.21%. During the same time period, the Bloomberg Barclays US Floating Rate Note Index (the “Index”) returned 2.38%. The Fund’s performance (NAV basis) differed from the return of the Index during the period primarily due to the Fund maintaining an overweight position in commercial MBS, GSE credit risk transfers, and variable rate preferred securities, all of which were positive contributors to the Fund’s performance.

For the fiscal year ended October 31, 2017, the variable rate preferred asset class contributed most significantly to the Fund’s return, followed by the GSE credit risk transfer and commercial MBS asset classes. The Fund’s overall underweight to investment grade corporate securities detracted most significantly from the Fund’s return, followed by the Fund’s underweight to U.S. and foreign agency debentures.

Positions that contributed most significantly to the Fund’s return included Chubb Corp., floating rate coupon, due 4/15/2037, a corporate bond (portfolio average weight of 2.49%), and JP Morgan Chase & Co., 7.90% coupon, due 12/31/2049, a corporate bond (portfolio average weight of 2.42%).

Asset Group (% of the Fund’s Net Assets) as of October 31, 2017
Corporate Bonds and Notes	36.3
U.S. Agency Mortgage Credit Risk Transfer	20.6
Commercial Mortgage-Backed Securities	14.7
U.S. Government Sponsored Agency Mortgage-Backed Securities	13.4
U.S. Treasury Securities	9.6
Collateralized Mortgage Obligations	2.4
Asset-Backed Securities	1.8
Money Market Fund Plus Other Assets Less Liabilities	1.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2017
Security
U.S. Treasury Floating Rate Notes, 1.203%, 04/30/2019	4.0
Federal Home Loan Mortgage Corp. (FHLMC), REMICs, Class FB, Series 2014-92, 1.557%, 01/25/2045	2.6
Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2014-HQ2, 3.438%, 09/25/2024	2.3
Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2016-HQA2, 3.488%, 11/25/2028	2.3
Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2015-DNA1, 3.088%, 10/25/2027	2.3
AT&T, Inc., 2.202%, 02/14/2023	2.0
Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2015-HQA2, 4.038%, 05/25/2028	2.0
Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2016-HQA4, 2.538%, 04/25/2029	2.0
Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2016-HQA3, 2.588%, 03/25/2029	1.9
U.S. Treasury Floating Rate Notes, 1.273%, 01/31/2019	1.8
Total	23.2

*	Excluding money market fund holdings.

20

PowerShares Variable Rate Investment Grade Portfolio (VRIG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2017

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
Bloomberg Barclays US Floating Rate Note Index	2.38%	2.29%	2.53%
Fund
NAV Return	3.21	3.07	3.40
Market Price Return	3.04	2.95	3.27

Fund Inception: September 22, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

21

Schedule of Investments(a)

PowerShares Active U.S. Real Estate Fund (PSR)

October 31, 2017

Number of Shares		Value
	Real Estate Investment Trusts—100.0%
	Diversified—3.1%
5,561	Empire State Realty Trust, Inc., Class A	$111,498
6,428	Liberty Property Trust	275,633
10,755	Washington Real Estate Investment Trust	346,203

		733,334

	Health Care—8.2%
8,833	HCP, Inc.	228,245
16,846	Healthcare Realty Trust, Inc.	543,115
21,521	Physicians Realty Trust	374,035
6,287	Ventas, Inc.	394,509
6,498	Welltower, Inc.	435,106

		1,975,010

	Hotel & Resort—5.5%
9,172	Apple Hospitality REIT, Inc.	173,718
22,358	Host Hotels & Resorts, Inc.	437,322
19,274	Park Hotels & Resorts, Inc.	554,898
7,369	RLJ Lodging Trust	159,613

		1,325,551

	Industrial—5.5%
7,127	DCT Industrial Trust, Inc.	413,508
14,096	Prologis, Inc.	910,320

		1,323,828

	Office—11.4%
4,045	Alexandria Real Estate Equities, Inc.	501,418
4,804	Boston Properties, Inc.	582,149
6,340	Douglas Emmett, Inc.	252,269
17,894	Hudson Pacific Properties, Inc.	605,175
3,761	JBG SMITH Properties(b)	117,381
4,215	Kilroy Realty Corp.	300,234
5,189	Vornado Realty Trust	388,449

		2,747,075

	Residential—15.5%
5,845	American Campus Communities, Inc.	243,035
16,168	American Homes 4 Rent, Class A	344,055
2,605	AvalonBay Communities, Inc.	472,365
8,205	Education Realty Trust, Inc.	286,355
15,594	Equity Residential	1,048,852
2,858	Essex Property Trust, Inc.	750,025
6,578	Invitation Homes, Inc.	148,466
4,713	Sun Communities, Inc.	425,395

		3,718,548

	Retail—15.5%
3,603	Acadia Realty Trust	101,424
4,587	Federal Realty Investment Trust	552,825
18,299	GGP, Inc.	356,099
8,428	Kimco Realty Corp.	153,053
4,162	Macerich Co. (The)	227,245
11,943	Realty Income Corp.	640,981
6,517	Regency Centers Corp.	401,121
4,703	Retail Opportunity Investments Corp.	84,560
7,775	Simon Property Group, Inc.	1,207,691

		3,724,999

Number of Shares		Value
	Real Estate Investment Trusts (continued)
	Specialized—35.3%
11,140	American Tower Corp.	$1,600,484
14,559	Crown Castle International Corp.	1,558,978
7,725	CyrusOne, Inc.	474,238
2,383	Digital Realty Trust, Inc.	282,243
2,334	Equinix, Inc.	1,081,809
7,592	Extra Space Storage, Inc.	619,431
9,917	Iron Mountain, Inc.	396,680
4,512	Lamar Advertising Co., Class A	317,825
3,479	Public Storage	721,023
2,079	QTS Realty Trust, Inc., Class A	120,270
2,001	SBA Communications Corp.(b)	314,517
27,529	Weyerhaeuser Co.	988,566

		8,476,064

	Total Real Estate Investment Trusts (Cost $22,308,100)	24,024,409

	Money Market Fund—0.0%
6,841	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(c) (Cost $6,841)	6,841

	Total Investments in Securities (Cost $22,314,941)—100.0%	24,031,250
	Other assets less liabilities—(0.0)%	(11,074)

	Net Assets—100.0%	$24,020,176

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Schedule of Investments

PowerShares Balanced Multi-Asset Allocation Portfolio (PSMB)

October 31, 2017

Number of Shares		Value
	Exchange-Traded Funds—100.0%(a)
2,867	PowerShares 1-30 Laddered Treasury Portfolio	$93,436
1,800	PowerShares Emerging Markets Sovereign Debt Portfolio	53,316
2,392	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	107,186
1,528	PowerShares FTSE RAFI Emerging Markets Portfolio	33,020
1,769	PowerShares FTSE RAFI US 1000 Portfolio	192,113
472	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	59,835
3,496	PowerShares Fundamental High Yield® Corporate Bond Portfolio	66,599
3,639	PowerShares Fundamental Investment Grade Corporate Bond Portfolio	93,304
7,479	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	186,377
3,000	PowerShares Russell Top 200 Pure Growth Portfolio	132,780
2,736	PowerShares S&P 500® Low Volatility Portfolio	127,306
812	PowerShares S&P Emerging Markets Low Volatility Portfolio	19,975
1,997	PowerShares S&P International Developed Low Volatility Portfolio	66,480
1,335	PowerShares S&P MidCap Low Volatility Portfolio	60,115
1,728	PowerShares Senior Loan Portfolio	39,951

	Total Exchange-Traded Funds (Cost $1,259,002)	1,331,793

	Money Market Fund—0.0%
55	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b) (Cost $55)	55

	Total Investments in Securities (Cost $1,259,057)—100.0%	1,331,848
	Other assets less liabilities—(0.0)%	(56)

	Net Assets—100.0%	$1,331,792

Notes to Schedule of Investments:

(a)	Affiliated Company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Schedule of Investments

PowerShares Conservative Multi-Asset Allocation Portfolio (PSMC)

October 31, 2017

Number of Shares		Value
	Exchange-Traded Funds—100.0%
1,978	PowerShares 1-30 Laddered Treasury Portfolio(a)	$64,463
2,607	PowerShares Emerging Markets Sovereign Debt Portfolio(a)	77,219
722	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio(a)	32,353
825	PowerShares FTSE RAFI US 1000 Portfolio(a)	89,595
5,409	PowerShares Fundamental High Yield® Corporate Bond Portfolio(a)	103,042
7,533	PowerShares Fundamental Investment Grade Corporate Bond Portfolio(a)	193,146
11,354	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio(a)	282,942
5,153	PowerShares Preferred Portfolio(a)	77,089
1,374	PowerShares Russell Top 200 Pure Growth Portfolio(a)	60,813
1,183	PowerShares S&P 500® Low Volatility Portfolio(a)	55,045
579	PowerShares S&P International Developed Low Volatility Portfolio(a)	19,275
4,453	PowerShares Senior Loan Portfolio(a)	102,953
2,606	Vanguard Short-Term Inflation-Protected Securities ETF	129,101

	Total Exchange-Traded Funds (Cost $1,257,380)	1,287,036

	Money Market Fund—0.0%
19	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b) (Cost $19)	19

	Total Investments in Securities (Cost $1,257,399)—100.0%	1,287,055
	Other assets less liabilities—(0.0)%	(55)

	Net Assets—100.0%	$1,287,000

Investment Abbreviations:

ETF—Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Affiliated Company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments

PowerShares Growth Multi-Asset Allocation Portfolio (PSMG)

October 31, 2017

Number of Shares		Value
	Exchange-Traded Funds—100.0%(a)
1,668	PowerShares 1-30 Laddered Treasury Portfolio	$54,360
1,145	PowerShares Emerging Markets Sovereign Debt Portfolio	33,915
3,500	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	156,835
2,177	PowerShares FTSE RAFI Emerging Markets Portfolio	47,045
2,298	PowerShares FTSE RAFI US 1000 Portfolio	249,563
694	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	87,978
2,778	PowerShares Fundamental Investment Grade Corporate Bond Portfolio	71,228
4,495	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	112,015
3,855	PowerShares Russell Top 200 Pure Growth Portfolio	170,622
3,481	PowerShares S&P 500® Low Volatility Portfolio	161,971
1,240	PowerShares S&P Emerging Markets Low Volatility Portfolio	30,504
2,845	PowerShares S&P International Developed Low Volatility Portfolio	94,710
981	PowerShares S&P MidCap Low Volatility Portfolio	44,175
875	PowerShares S&P SmallCap Low Volatility Portfolio	40,644

	Total Exchange-Traded Funds (Cost $1,259,160)	1,355,565

	Money Market Fund—0.0%
17	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b) (Cost $17)	17

	Total Investments in Securities (Cost $1,259,177)—100.0%	1,355,582
	Other assets less liabilities—(0.0)%	(57)

	Net Assets—100.0%	$1,355,525

Notes to Schedule of Investments:

(a)	Affiliated Company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Schedule of Investments

PowerShares Moderately Conservative Multi-Asset Allocation Portfolio (PSMM)

October 31, 2017

Number of Shares		Value
	Exchange-Traded Funds—100.0%
2,819	PowerShares 1-30 Laddered Treasury Portfolio(a)	$91,871
2,210	PowerShares Emerging Markets Sovereign Debt Portfolio(a)	65,460
1,823	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio(a)	81,689
1,224	PowerShares FTSE RAFI US 1000 Portfolio(a)	132,927
310	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio(a)	39,299
4,128	PowerShares Fundamental High Yield® Corporate Bond Portfolio(a)	78,638
6,648	PowerShares Fundamental Investment Grade Corporate Bond Portfolio(a)	170,455
7,883	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio(a)	196,444
3,498	PowerShares Preferred Portfolio(a)	52,330
2,087	PowerShares Russell Top 200 Pure Growth Portfolio(a)	92,371
1,906	PowerShares S&P 500® Low Volatility Portfolio(a)	88,686
1,491	PowerShares S&P International Developed Low Volatility Portfolio(a)	49,635
875	PowerShares S&P MidCap Low Volatility Portfolio(a)	39,401
2,834	PowerShares Senior Loan Portfolio(a)	65,522
1,327	Vanguard Short-Term Inflation-Protected Securities ETF	65,740

	Total Exchange-Traded Funds (Cost $1,258,211)	1,310,468

	Money Market Fund—0.0%
4	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(b) (Cost $4)	4

	Total Investments in Securities (Cost $1,258,215)—100.0%	1,310,472
	Other assets less liabilities—(0.0)%	(55)

	Net Assets—100.0%	$1,310,417

Investment Abbreviations:

ETF—Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Affiliated Company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

PowerShares Multi-Strategy Alternative Portfolio (LALT)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—40.1%
	Consumer Discretionary—10.4%
296	Best Buy Co., Inc.	$16,570
366	CarMax, Inc.(b)	27,487
58	Chipotle Mexican Grill, Inc.(b)	15,770
210	Darden Restaurants, Inc.	17,277
784	Discovery Communications, Inc., Class A(b)	14,802
311	DISH Network Corp., Class A(b)	15,096
491	Foot Locker, Inc.	14,769
1,369	Ford Motor Co.	16,798
583	Gap, Inc. (The)	15,152
388	General Motors Co.	16,676
1,017	Goodyear Tire & Rubber Co. (The)	31,110
345	Harley-Davidson, Inc.	16,332
809	Interpublic Group of Cos., Inc. (The)	15,573
625	LKQ Corp.(b)	23,556
802	Macy’s, Inc.	15,046
1,077	Mattel, Inc.	15,207
109	Ralph Lauren Corp., Class A	9,748
382	Signet Jewelers Ltd.	25,048
288	Target Corp.	17,004
213	Tiffany & Co.	19,941
259	Tractor Supply Co.	15,607
217	TripAdvisor, Inc.(b)	8,138
1,036	Twenty-First Century Fox, Inc., Class B	26,366
1,011	Under Armour, Inc., Class A(b)	12,658
167	Walt Disney Co. (The)	16,334

		438,065

	Consumer Staples—3.9%
395	Archer-Daniels-Midland Co.	16,143
208	CVS Health Corp.	14,254
162	JM Smucker Co. (The)	17,180
821	Kroger Co. (The)	16,995
586	Molson Coors Brewing Co., Class B	47,390
183	Procter & Gamble Co. (The)	15,800
236	Tyson Foods, Inc., Class A	17,207
213	Wal-Mart Stores, Inc.	18,597

		163,566

	Energy—4.3%
309	Andeavor	32,828
846	Baker Hughes a GE Co.	26,590
900	Cabot Oil & Gas Corp.	24,930
350	EQT Corp.	21,889
206	Exxon Mobil Corp.	17,170
522	Hess Corp.	23,051
301	Marathon Petroleum Corp.	17,982
217	Valero Energy Corp.	17,119

		181,559

	Financials—1.5%
260	Willis Towers Watson PLC	41,881
423	Zions Bancorporation	19,652

		61,533

	Health Care—2.0%
269	Baxter International, Inc.	17,343
257	Envision Healthcare Corp.(b)	10,948
206	Laboratory Corp. of America Holdings(b)	31,664

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
294	Perrigo Co. PLC	$23,811

		83,766

	Industrials—3.9%
940	Arconic, Inc.	23,613
329	Delta Air Lines, Inc.	16,460
218	Eaton Corp. PLC	17,444
261	Flowserve Corp.	11,502
394	Fluor Corp.	16,977
343	Pentair PLC (United Kingdom)	24,168
305	Quanta Services, Inc.(b)	11,508
103	TransDigm Group, Inc.	28,583
263	United Continental Holdings, Inc.(b)	15,380

		165,635

	Information Technology—6.0%
116	Alliance Data Systems Corp.	25,953
499	Cisco Systems, Inc.	17,041
557	Corning, Inc.	17,440
436	eBay, Inc.(b)	16,411
1,150	Hewlett Packard Enterprise Co.	16,008
429	Intel Corp.	19,515
342	Motorola Solutions, Inc.	30,965
258	Qorvo, Inc.(b)	19,559
324	QUALCOMM, Inc.	16,527
582	Seagate Technology PLC	21,516
181	VeriSign, Inc.(b)	19,461
981	Western Union Co. (The)	19,483
436	Xerox Corp.	13,215

		253,094

	Materials—2.1%
441	CF Industries Holdings, Inc.	16,749
272	FMC Corp.	25,258
129	Martin Marietta Materials, Inc.	27,974
301	Nucor Corp.	17,407

		87,388

	Real Estate—2.9%
320	Apartment Investment & Management Co., Class A REIT	14,073
619	CBRE Group, Inc., Class A(b)	24,339
257	Equity Residential REIT	17,286
814	GGP, Inc. REIT	15,840
305	Macerich Co. (The) REIT	16,653
79	Public Storage REIT	16,373
265	Ventas, Inc. REIT	16,629

		121,193

	Telecommunication Services—0.7%
428	AT&T, Inc.	14,402
837	CenturyLink, Inc.	15,895

		30,297

	Utilities—2.4%
201	Duke Energy Corp.	17,750
912	FirstEnergy Corp.	30,051
427	Pinnacle West Capital Corp.	37,452

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares Multi-Strategy Alternative Portfolio (LALT) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
348	SCANA Corp.	$15,013

		100,266

	Total Common Stocks and Other Equity Interests (Cost $1,701,356)	1,686,362

	Money Market Fund—56.6%
2,380,650	Invesco Short—Term Investment Trust—Treasury Portfolio—Institutional Class, 0.94%(c) (Cost $2,380,650)	2,380,650

	Total Investments in Securities (Cost $4,082,006)—96.7%	4,067,012
	Other assets less liabilities—3.3%	139,026

	Net Assets—100.0%	$4,206,038

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

Open Forward Foreign Currency Contracts
	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
Settlement Date		Deliver		Receive
11/22/2017	Morgan Stanley	CHF	214,186	USD	218,600	$3,405
11/22/2017	Morgan Stanley	EUR	88,167	USD	104,000	1,164
11/22/2017	Morgan Stanley	JPY	12,265,169	USD	108,700	657
11/22/2017	Morgan Stanley	NOK	57,416	USD	7,185	164
11/22/2017	Morgan Stanley	SEK	5,345,151	USD	656,600	17,333

Subtotal-Appreciation						22,723

11/22/2017	Morgan Stanley	GBP	59,475	USD	78,400	(631)
11/22/2017	Morgan Stanley	USD	34,100	AUD	43,532	(730)
11/22/2017	Morgan Stanley	USD	205,100	CAD	255,841	(6,600)
11/22/2017	Morgan Stanley	USD	733,400	NOK	5,835,874	(19,751)
11/22/2017	Morgan Stanley	USD	193,600	NZD	271,327	(7,813)
11/22/2017	Morgan Stanley	USD	6,391	SEK	52,416	(122)

Subtotal-Depreciation						(35,647)

Total Forward Foreign Currency Contracts — Currency Risk						$(12,924)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares Multi-Strategy Alternative Portfolio (LALT) (continued)

October 31, 2017

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
CBOE Volatility Index (VIX) Futures	3	January-2018	$39,675	$(1,457)	$(1,457)
CBOE Volatility Index (VIX) Futures	10	February-2018	138,250	(2,898)	(2,898)

Total-Long-Equity Risk				(4,355)	(4,355)

Short Futures Contracts
S&P 500 E-Mini Futures	14	December-2017	(1,800,890)	(72,482)	(72,482)
CBOE Volatility Index (VIX) Futures	8	December-2017	(97,400)	2,131	2,131

Subtotal-Equity Risk				(70,351)	(70,351)

Eurodollar Futures	52	September-2018	(12,760,150)	3,712	3,712

Subtotal — Interest Rate Risk				3,712	3,712

Total-Short				(66,639)	(66,639)

Total Futures Contracts				$(70,994)	$(70,994)

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Pound Sterling

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments(a)

PowerShares S&P 500® Downside Hedged Portfolio (PHDG)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—90.1%
	Consumer Discretionary—10.7%
72	Advance Auto Parts, Inc.	$5,885
390	Amazon.com, Inc.(b)	431,059
28	AutoZone, Inc.(b)	16,506
260	Best Buy Co., Inc.	14,555
194	BorgWarner, Inc.	10,228
179	CarMax, Inc.(b)	13,443
399	Carnival Corp.	26,490
357	CBS Corp., Class B	20,035
197	Charter Communications, Inc., Class A(b)	65,831
25	Chipotle Mexican Grill, Inc.(b)	6,797
4,610	Comcast Corp., Class A	166,098
334	D.R. Horton, Inc.	14,766
123	Darden Restaurants, Inc.	10,119
262	Delphi Automotive PLC	26,038
151	Discovery Communications, Inc., Class A(b)	2,851
199	Discovery Communications, Inc., Class C(b)	3,544
222	DISH Network Corp., Class A(b)	10,776
255	Dollar General Corp.	20,614
232	Dollar Tree, Inc.(b)	21,170
120	Expedia, Inc.	14,959
122	Foot Locker, Inc.	3,670
3,833	Ford Motor Co.	47,031
215	Gap, Inc. (The)	5,588
109	Garmin Ltd.	6,170
1,286	General Motors Co.	55,272
144	Genuine Parts Co.	12,705
246	Goodyear Tire & Rubber Co. (The)	7,525
205	H&R Block, Inc.	5,072
357	Hanesbrands, Inc.	8,032
167	Harley-Davidson, Inc.	7,906
112	Hasbro, Inc.	10,370
199	Hilton Worldwide Holdings, Inc.	14,384
1,156	Home Depot, Inc. (The)	191,642
385	Interpublic Group of Cos., Inc. (The)	7,411
165	Kohl’s Corp.	6,890
245	L Brands, Inc.	10,545
130	Leggett & Platt, Inc.	6,144
199	Lennar Corp., Class A	11,078
302	LKQ Corp.(b)	11,382
827	Lowe’s Cos., Inc.	66,119
298	Macy’s, Inc.	5,590
306	Marriott International, Inc., Class A	36,561
336	Mattel, Inc.	4,744
794	McDonald’s Corp.	132,527
507	MGM Resorts International	15,894
149	Michael Kors Holdings Ltd.(b)	7,273
62	Mohawk Industries, Inc.(b)	16,229
423	Netflix, Inc.(b)	83,090
480	Newell Brands, Inc.	19,574
374	News Corp., Class A	5,109
120	News Corp., Class B	1,668
1,288	NIKE, Inc., Class B	70,827
114	Nordstrom, Inc.	4,520
174	Norwegian Cruise Line Holdings Ltd.(b)	9,701
226	Omnicom Group, Inc.	15,185
87	O’Reilly Automotive, Inc.(b)	18,353
48	Priceline Group, Inc. (The)(b)	91,774
272	PulteGroup, Inc.	8,223

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
76	PVH Corp.	$9,638
55	Ralph Lauren Corp., Class A	4,919
382	Ross Stores, Inc.	24,253
169	Royal Caribbean Cruises Ltd.	20,917
94	Scripps Networks Interactive, Inc., Class A	7,828
59	Signet Jewelers Ltd.	3,869
1,415	Starbucks Corp.	77,599
277	Tapestry, Inc.	11,343
536	Target Corp.	31,645
100	Tiffany & Co.	9,362
762	Time Warner, Inc.	74,897
623	TJX Cos., Inc. (The)	43,485
124	Tractor Supply Co.	7,472
107	TripAdvisor, Inc.(b)	4,013
1,032	Twenty-First Century Fox, Inc., Class A	26,987
430	Twenty-First Century Fox, Inc., Class B	10,944
58	Ulta Beauty, Inc.(b)	11,704
182	Under Armour, Inc., Class C(b)	2,098
181	Under Armour, Inc., Class A(b)	2,266
321	VF Corp.	22,358
346	Viacom, Inc., Class B	8,314
1,513	Walt Disney Co. (The)	147,987
71	Whirlpool Corp.	11,639
101	Wyndham Worldwide Corp.	10,792
79	Wynn Resorts Ltd.	11,652
338	Yum! Brands, Inc.	25,164

		2,566,687

	Consumer Staples—7.1%
1,880	Altria Group, Inc.	120,734
551	Archer-Daniels-Midland Co.	22,519
192	Brown-Forman Corp., Class B	10,948
190	Campbell Soup Co.	9,000
244	Church & Dwight Co., Inc.	11,022
126	Clorox Co. (The)	15,943
3,762	Coca-Cola Co. (The)	172,977
863	Colgate-Palmolive Co.	60,798
407	Conagra Brands, Inc.	13,903
169	Constellation Brands, Inc., Class A	37,026
430	Costco Wholesale Corp.	69,264
462	Coty, Inc., Class A	7,115
996	CVS Health Corp.	68,256
179	Dr Pepper Snapple Group, Inc.	15,333
219	Estee Lauder Cos., Inc. (The), Class A	24,486
566	General Mills, Inc.	29,387
139	Hershey Co. (The)	14,759
264	Hormel Foods Corp.	8,226
111	JM Smucker Co. (The)	11,772
244	Kellogg Co.	15,257
346	Kimberly-Clark Corp.	38,928
585	Kraft Heinz Co. (The)	45,238
880	Kroger Co. (The)	18,216
116	McCormick & Co., Inc.	11,546
181	Molson Coors Brewing Co., Class B	14,637
1,477	Mondelez International, Inc., Class A	61,192
406	Monster Beverage Corp.(b)	23,520
1,400	PepsiCo, Inc.	154,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
1,522	Philip Morris International, Inc.	$159,262
2,499	Procter & Gamble Co. (The)	215,764
476	Sysco Corp.	26,475
284	Tyson Foods, Inc., Class A	20,706
902	Walgreens Boots Alliance, Inc.	59,776
1,434	Wal-Mart Stores, Inc.	125,203

		1,713,510

	Energy—5.3%
549	Anadarko Petroleum Corp.	27,104
142	Andeavor	15,086
374	Apache Corp.	15,472
419	Baker Hughes a GE Co.	13,169
453	Cabot Oil & Gas Corp.	12,548
890	Chesapeake Energy Corp.(b)	3,471
1,857	Chevron Corp.	215,208
93	Cimarex Energy Co.	10,875
145	Concho Resources, Inc.(b)	19,460
1,192	ConocoPhillips	60,971
516	Devon Energy Corp.	19,040
566	EOG Resources, Inc.	56,526
170	EQT Corp.	10,632
4,153	Exxon Mobil Corp.	346,153
851	Halliburton Co.	36,372
107	Helmerich & Payne, Inc.	5,811
265	Hess Corp.	11,702
1,881	Kinder Morgan, Inc.	34,065
832	Marathon Oil Corp.	11,831
496	Marathon Petroleum Corp.	29,631
373	National Oilwell Varco, Inc.	12,753
195	Newfield Exploration Co.(b)	6,004
477	Noble Energy, Inc.	13,294
750	Occidental Petroleum Corp.	48,428
373	ONEOK, Inc.	20,243
421	Phillips 66	38,345
166	Pioneer Natural Resources Co.	24,845
222	Range Resources Corp.	4,020
1,362	Schlumberger Ltd.	87,168
430	TechnipFMC PLC (United Kingdom)(b)	11,778
433	Valero Energy Corp.	34,159
810	Williams Cos., Inc. (The)	23,085

		1,279,249

	Financials—13.3%
55	Affiliated Managers Group, Inc.	10,257
387	Aflac, Inc.	32,465
354	Allstate Corp. (The)	33,226
719	American Express Co.	68,679
885	American International Group, Inc.	57,180
146	Ameriprise Financial, Inc.	22,855
250	Aon PLC	35,858
176	Arthur J. Gallagher & Co.	11,146
54	Assurant, Inc.	5,435
9,616	Bank of America Corp.	263,382
1,013	Bank of New York Mellon Corp. (The)	52,119
792	BB&T Corp.	38,998
1,886	Berkshire Hathaway, Inc., Class B(b)	352,569
122	BlackRock, Inc.	57,441

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
94	Brighthouse Financial, Inc.(b)	$5,845
473	Capital One Financial Corp.	43,601
111	Cboe Global Markets, Inc.	12,550
1,168	Charles Schwab Corp. (The)	52,373
456	Chubb Ltd.	68,774
146	Cincinnati Financial Corp.	10,245
2,670	Citigroup, Inc.	196,245
490	Citizens Financial Group, Inc.	18,625
333	CME Group, Inc.	45,678
172	Comerica, Inc.	13,514
365	Discover Financial Services	24,283
270	E*TRADE Financial Corp.(b)	11,769
40	Everest Re Group Ltd.	9,498
722	Fifth Third Bancorp	20,866
323	Franklin Resources, Inc.	13,608
353	Goldman Sachs Group, Inc. (The)	85,595
357	Hartford Financial Services Group, Inc. (The)	19,653
1,068	Huntington Bancshares, Inc.	14,738
576	Intercontinental Exchange, Inc.	38,074
460	Invesco Ltd.(c)	16,463
3,448	JPMorgan Chase & Co.	346,903
1,066	KeyCorp	19,454
310	Leucadia National Corp.	7,843
217	Lincoln National Corp.	16,444
271	Loews Corp.	13,417
149	M&T Bank Corp.	24,849
502	Marsh & McLennan Cos., Inc.	40,627
1,042	MetLife, Inc.	55,830
163	Moody’s Corp.	23,213
1,386	Morgan Stanley	69,300
114	Nasdaq, Inc.	8,282
268	Navient Corp.	3,339
211	Northern Trust Corp.	19,733
337	People’s United Financial, Inc.	6,288
469	PNC Financial Services Group, Inc. (The)	64,155
263	Principal Financial Group, Inc.	17,319
570	Progressive Corp. (The)	27,731
418	Prudential Financial, Inc.	46,172
125	Raymond James Financial, Inc.	10,598
1,171	Regions Financial Corp.	18,127
252	S&P Global, Inc.	39,430
366	State Street Corp.	33,672
470	SunTrust Banks, Inc.	28,299
733	Synchrony Financial	23,910
235	T. Rowe Price Group, Inc.	21,832
107	Torchmark Corp.	9,002
271	Travelers Cos., Inc. (The)	35,894
1,557	U.S. Bancorp	84,670
221	Unum Group	11,501
4,379	Wells Fargo & Co.	245,837
132	Willis Towers Watson PLC	21,263
253	XL Group Ltd. (Bermuda)	10,239
199	Zions Bancorporation	9,246

		3,178,026

	Health Care—12.7%
1,703	Abbott Laboratories	92,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
1,563	AbbVie, Inc.	$141,061
325	Aetna, Inc.	55,260
315	Agilent Technologies, Inc.	21,429
218	Alexion Pharmaceuticals, Inc.(b)	26,086
71	Align Technology, Inc.(b)	16,968
327	Allergan PLC	57,954
159	AmerisourceBergen Corp.	12,235
715	Amgen, Inc.	125,282
257	Anthem, Inc.	53,767
491	Baxter International, Inc.	31,655
223	Becton, Dickinson and Co.	46,533
207	Biogen, Inc.(b)	64,514
1,344	Boston Scientific Corp.(b)	37,820
1,607	Bristol-Myers Squibb Co.	99,088
71	C.R. Bard, Inc.	23,222
311	Cardinal Health, Inc.	19,251
766	Celgene Corp.(b)	77,343
169	Centene Corp.(b)	15,830
308	Cerner Corp.(b)	20,796
246	Cigna Corp.	48,516
48	Cooper Cos., Inc. (The)	11,532
599	Danaher Corp.	55,270
150	DaVita, Inc.(b)	9,111
225	DENTSPLY Sirona, Inc.	13,741
207	Edwards Lifesciences Corp.(b)	21,162
949	Eli Lilly & Co.	77,761
119	Envision Healthcare Corp.(b)	5,069
566	Express Scripts Holding Co.(b)	34,690
1,280	Gilead Sciences, Inc.	95,949
283	HCA Healthcare, Inc.(b)	21,409
155	Henry Schein, Inc.(b)	12,183
275	Hologic, Inc.(b)	10,409
142	Humana, Inc.	36,260
86	IDEXX Laboratories, Inc.(b)	14,291
143	Illumina, Inc.(b)	29,342
167	Incyte Corp.(b)	18,913
110	Intuitive Surgical, Inc.(b)	41,290
2,631	Johnson & Johnson	366,788
100	Laboratory Corp. of America Holdings(b)	15,371
206	McKesson Corp.	28,403
1,328	Medtronic PLC	106,931
2,681	Merck & Co., Inc.	147,696
26	Mettler-Toledo International, Inc.(b)	17,748
526	Mylan NV(b)	18,783
81	Patterson Cos., Inc.	2,997
108	PerkinElmer, Inc.	7,811
130	Perrigo Co. PLC	10,529
5,849	Pfizer, Inc.	205,066
134	Quest Diagnostics, Inc.	12,566
148	Quintiles IMS Holdings, Inc.(b)	15,999
76	Regeneron Pharmaceuticals, Inc.(b)	30,599
140	ResMed, Inc.	11,785
315	Stryker Corp.	48,784
392	Thermo Fisher Scientific, Inc.	75,981
947	UnitedHealth Group, Inc.	199,078
87	Universal Health Services, Inc., Class B	8,935
90	Varian Medical Systems, Inc.(b)	9,377

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
247	Vertex Pharmaceuticals, Inc.(b)	$36,119
79	Waters Corp.(b)	15,488
199	Zimmer Biomet Holdings, Inc.	24,202
481	Zoetis, Inc.	30,697

		3,043,079

	Industrials—9.0%
584	3M Co.	134,431
143	A.O. Smith Corp.	8,466
41	Acuity Brands, Inc.	6,855
121	Alaska Air Group, Inc.	7,990
93	Allegion PLC	7,755
425	American Airlines Group, Inc.	19,898
226	AMETEK, Inc.	15,253
414	Arconic, Inc.	10,400
545	Boeing Co. (The)	140,599
138	C.H. Robinson Worldwide, Inc.	10,837
579	Caterpillar, Inc.	78,628
83	Cintas Corp.	12,370
895	CSX Corp.	45,135
154	Cummins, Inc.	27,240
314	Deere & Co.	41,724
653	Delta Air Lines, Inc.	32,670
153	Dover Corp.	14,610
435	Eaton Corp. PLC	34,809
628	Emerson Electric Co.	40,481
118	Equifax, Inc.	12,807
177	Expeditors International of Washington, Inc.	10,333
282	Fastenal Co.	13,246
241	FedEx Corp.	54,420
128	Flowserve Corp.	5,641
137	Fluor Corp.	5,903
298	Fortive Corp.	21,533
151	Fortune Brands Home & Security, Inc.	9,975
273	General Dynamics Corp.	55,414
8,485	General Electric Co.	171,058
748	Honeywell International, Inc.	107,832
356	IHS Markit Ltd.(b)	15,169
304	Illinois Tool Works, Inc.	47,582
248	Ingersoll-Rand PLC	21,973
83	J.B. Hunt Transport Services, Inc.	8,830
118	Jacobs Engineering Group, Inc.	6,869
914	Johnson Controls International PLC	37,830
103	Kansas City Southern	10,735
77	L3 Technologies, Inc.	14,413
245	Lockheed Martin Corp.	75,499
313	Masco Corp.	12,464
329	Nielsen Holdings PLC	12,196
282	Norfolk Southern Corp.	37,060
171	Northrop Grumman Corp.	50,536
344	PACCAR, Inc.	24,675
131	Parker-Hannifin Corp.	23,922
162	Pentair PLC (United Kingdom)	11,415
148	Quanta Services, Inc.(b)	5,584
284	Raytheon Co.	51,177
224	Republic Services, Inc.	14,576
123	Robert Half International, Inc.	6,368

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
125	Rockwell Automation, Inc.	$25,102
160	Rockwell Collins, Inc.	21,696
100	Roper Technologies, Inc.	25,817
57	Snap-on, Inc.	8,993
540	Southwest Airlines Co.	29,084
150	Stanley Black & Decker, Inc.	24,232
83	Stericycle, Inc.(b)	5,881
260	Textron, Inc.	13,712
48	TransDigm Group, Inc.	13,320
784	Union Pacific Corp.	90,779
253	United Continental Holdings, Inc.(b)	14,795
675	United Parcel Service, Inc., Class B	79,333
83	United Rentals, Inc.(b)	11,743
728	United Technologies Corp.	87,185
152	Verisk Analytics, Inc.(b)	12,928
51	W.W. Grainger, Inc.	10,083
397	Waste Management, Inc.	32,621
176	Xylem, Inc.	11,709

		2,166,199

	Information Technology—22.0%
606	Accenture PLC, Class A	86,270
740	Activision Blizzard, Inc.	48,463
484	Adobe Systems, Inc.(b)	84,777
788	Advanced Micro Devices, Inc.(b)	8,656
167	Akamai Technologies, Inc.(b)	8,726
48	Alliance Data Systems Corp.	10,739
291	Alphabet, Inc., Class A(b)	300,615
296	Alphabet, Inc., Class C(b)	300,925
299	Amphenol Corp., Class A	26,013
360	Analog Devices, Inc.	32,868
83	ANSYS, Inc.(b)	11,347
5,062	Apple, Inc.	855,681
1,045	Applied Materials, Inc.	58,969
215	Autodesk, Inc.(b)	26,866
436	Automatic Data Processing, Inc.	50,689
398	Broadcom Ltd.	105,036
309	CA, Inc.	10,005
275	Cadence Design Systems, Inc.(b)	11,869
4,900	Cisco Systems, Inc.	167,335
141	Citrix Systems, Inc.(b)	11,648
579	Cognizant Technology Solutions Corp., Class A	43,813
885	Corning, Inc.	27,709
160	CSRA, Inc.	5,118
279	DXC Technology Co.	25,534
976	eBay, Inc.(b)	36,737
303	Electronic Arts, Inc.(b)	36,239
62	F5 Networks, Inc.(b)	7,519
2,323	Facebook, Inc., Class A(b)	418,279
326	Fidelity National Information Services, Inc.	30,240
206	Fiserv, Inc.(b)	26,663
134	FLIR Systems, Inc.	6,274
89	Gartner, Inc.(b)	11,153
150	Global Payments, Inc.	15,593
118	Harris Corp.	16,440
1,609	Hewlett Packard Enterprise Co.	22,397
1,637	HP, Inc.	35,277

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
4,605	Intel Corp.	$209,481
850	International Business Machines Corp.	130,951
238	Intuit, Inc.	35,943
373	Juniper Networks, Inc.	9,262
154	KLA-Tencor Corp.	16,769
160	Lam Research Corp.	33,371
915	Mastercard, Inc., Class A	136,125
228	Microchip Technology, Inc.	21,614
1,091	Micron Technology, Inc.(b)	48,342
7,549	Microsoft Corp.	627,926
160	Motorola Solutions, Inc.	14,486
264	NetApp, Inc.	11,727
588	NVIDIA Corp.	121,604
2,959	Oracle Corp.	150,613
314	Paychex, Inc.	20,030
1,108	PayPal Holdings, Inc.(b)	80,397
124	Qorvo, Inc.(b)	9,400
1,447	QUALCOMM, Inc.	73,812
174	Red Hat, Inc.(b)	21,024
669	salesforce.com, inc.(b)	68,466
282	Seagate Technology PLC	10,426
180	Skyworks Solutions, Inc.	20,495
602	Symantec Corp.	19,565
148	Synopsys, Inc.(b)	12,805
346	TE Connectivity Ltd.	31,476
971	Texas Instruments, Inc.	93,886
164	Total System Services, Inc.	11,816
84	VeriSign, Inc.(b)	9,032
1,792	Visa, Inc., Class A	197,084
289	Western Digital Corp.	25,799
455	Western Union Co. (The)	9,036
209	Xerox Corp.	6,335
244	Xilinx, Inc.	17,980

		5,289,560

	Materials—2.7%
214	Air Products & Chemicals, Inc.	34,118
109	Albemarle Corp.	15,357
87	Avery Dennison Corp.	9,237
345	Ball Corp.	14,811
228	CF Industries Holdings, Inc.	8,659
2,287	DowDuPont, Inc.	165,373
142	Eastman Chemical Co.	12,895
255	Ecolab, Inc.	33,318
132	FMC Corp.	12,257
1,319	Freeport-McMoRan, Inc.(b)	18,440
78	International Flavors & Fragrances, Inc.	11,499
405	International Paper Co.	23,194
318	LyondellBasell Industries NV, Class A	32,923
62	Martin Marietta Materials, Inc.	13,445
430	Monsanto Co.	52,073
343	Mosaic Co. (The)	7,663
522	Newmont Mining Corp.	18,875
313	Nucor Corp.	18,101
92	Packaging Corp. of America	10,697
252	PPG Industries, Inc.	29,292
281	Praxair, Inc.	41,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
186	Sealed Air Corp.	$8,227
81	Sherwin-Williams Co. (The)	32,007
130	Vulcan Materials Co.	15,827
248	WestRock Co.	15,210

		654,558

	Real Estate—2.7%
92	Alexandria Real Estate Equities, Inc. REIT	11,404
420	American Tower Corp. REIT	60,341
154	Apartment Investment & Management Co., Class A REIT	6,773
135	AvalonBay Communities, Inc. REIT	24,480
151	Boston Properties, Inc. REIT	18,298
295	CBRE Group, Inc., Class A(b)	11,599
398	Crown Castle International Corp. REIT	42,618
201	Digital Realty Trust, Inc. REIT	23,806
348	Duke Realty Corp. REIT	9,911
77	Equinix, Inc. REIT	35,689
360	Equity Residential REIT	24,214
65	Essex Property Trust, Inc. REIT	17,058
123	Extra Space Storage, Inc. REIT	10,036
71	Federal Realty Investment Trust REIT	8,557
613	GGP, Inc. REIT	11,929
459	HCP, Inc. REIT	11,861
725	Host Hotels & Resorts, Inc. REIT	14,181
259	Iron Mountain, Inc. REIT	10,360
417	Kimco Realty Corp. REIT	7,573
107	Macerich Co. (The) REIT	5,842
111	Mid-America Apartment Communities, Inc. REIT	11,361
521	Prologis, Inc. REIT	33,646
146	Public Storage REIT	30,258
268	Realty Income Corp. REIT	14,384
145	Regency Centers Corp. REIT	8,925
118	SBA Communications Corp. REIT(b)	18,547
305	Simon Property Group, Inc. REIT	47,376
97	SL Green Realty Corp. REIT	9,281
262	UDR, Inc. REIT	10,163
349	Ventas, Inc. REIT	21,900
169	Vornado Realty Trust REIT	12,651
362	Welltower, Inc. REIT	24,239
738	Weyerhaeuser Co. REIT	26,502

		635,763

	Telecommunication Services—1.7%
6,017	AT&T, Inc.	202,472
953	CenturyLink, Inc.	18,097
3,999	Verizon Communications, Inc.	191,432

		412,001

	Utilities—2.9%
647	AES Corp. (The)	6,878
226	Alliant Energy Corp.	9,777
237	Ameren Corp.	14,692
482	American Electric Power Co., Inc.	35,866

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
175	American Water Works Co., Inc.	$15,358
422	CenterPoint Energy, Inc.	12,483
276	CMS Energy Corp.	13,350
303	Consolidated Edison, Inc.	26,073
630	Dominion Energy, Inc.	51,118
176	DTE Energy Co.	19,441
685	Duke Energy Corp.	60,492
319	Edison International	25,504
176	Entergy Corp.	15,182
311	Eversource Energy	19,481
941	Exelon Corp.	37,838
435	FirstEnergy Corp.	14,333
459	NextEra Energy, Inc.	71,177
319	NiSource, Inc.	8,412
295	NRG Energy, Inc.	7,375
502	PG&E Corp.	29,000
110	Pinnacle West Capital Corp.	9,648
670	PPL Corp.	25,165
496	Public Service Enterprise Group, Inc.	24,403
140	SCANA Corp.	6,040
246	Sempra Energy	28,905
979	Southern Co. (The)	51,104
309	WEC Energy Group, Inc.	20,823
498	Xcel Energy, Inc.	24,661

		684,579

	Total Common Stocks and Other Equity Interests (Cost $18,276,142)	21,623,211

	Money Market Fund—5.7%
1,376,226	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(d) (Cost $1,376,226)	1,376,226

	Total Investments in Securities (Cost $19,652,368)—95.8%	22,999,437
	Other assets less liabilities—4.2%	1,006,554

	Net Assets—100.0%	$24,005,991

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2017

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
CBOE Volatility Index (VIX) Futures	113	November-2017	$1,274,075	$(86,670)	$(86,670)
CBOE Volatility Index (VIX) Futures	91	December-2017	1,107,925	(28,314)	(28,314)

Total Futures Contracts—Equity Risk				$(114,984)	$(114,984)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments

PowerShares Variable Rate Investment Grade Portfolio (VRIG)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds and Notes—36.3%
	Auto Manufacturers—2.9%
$600,000	Ford Motor Credit Co. LLC (3 mo. USD LIBOR + 0.83%)(a)	2.139%	08/12/2019	$603,690
1,050,000	Ford Motor Credit Co. LLC, Series 1 (3 mo. USD LIBOR + 0.83%)(a)	2.140	03/12/2019	1,056,110
2,250,000	General Motors Financial Co., Inc. (3 mo. USD LIBOR + 1.31%)(a)	2.643	06/30/2022	2,285,715

				3,945,515

	Banks—16.4%
2,250,000	Bank of America Corp. (3 mo. USD LIBOR + 1.00%)(a)	2.365	04/24/2023	2,282,610
2,000,000	Capital One NA (3 mo. USD LIBOR + 1.15%)(a)	2.528	01/30/2023	2,015,930
2,000,000	Citigroup, Inc. (3 mo. USD LIBOR + 1.43%)(a)	2.746	09/01/2023	2,055,228
1,500,000	Goldman Sachs Group, Inc. (The) (3 mo. USD LIBOR + 1.36%)(a)	2.727	04/23/2021	1,538,036
250,000	Goldman Sachs Group, Inc. (The), GMTN (3 mo. USD LIBOR + 1.75%)(a)	3.128	10/28/2027	263,964
500,000	Goldman Sachs Group, Inc. (The), MTN (3 mo. USD LIBOR + 1.00%)(a)	2.365	07/24/2023	503,518
2,000,000	JPMorgan Chase & Co., Series 1	7.900	10/30/2165	2,060,000
2,000,000	Mizuho Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 0.88%)(a)	2.197	09/11/2022	2,008,084
1,500,000	Morgan Stanley, GMTN (3 mo. USD LIBOR + 1.40%)(a)	2.763	04/21/2021	1,543,571
500,000	Morgan Stanley, MTN (3 mo. USD LIBOR + 0.93%)(a)	2.293	07/22/2022	503,713
1,500,000	Royal Bank of Scotland Group PLC (United Kingdom) (3 mo. USD LIBOR + 1.47%)(a)	2.785	05/15/2023	1,514,004
1,000,000	Sumitomo Mitsui Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 0.74%)(a)	2.094	10/18/2022	1,000,470
1,000,000	UBS Group Funding Switzerland AG (Switzerland) (3 mo. USD LIBOR + 1.53%)(a)(b)	2.907	02/01/2022	1,030,646
1,000,000	UBS Group Funding Switzerland AG (Switzerland) (3 mo. USD LIBOR + 0.95%)(a)(b)	2.265	08/15/2023	1,003,920
1,100,000	USB Realty Corp. (3 mo. USD LIBOR + 1.15%)(a)(b)	2.506	12/31/2049	992,062
500,000	Wells Fargo & Co. (3 mo. USD LIBOR + 1.23%)(a)	2.610	10/31/2023	514,788
1,000,000	Wells Fargo & Co., Series K	7.980	03/29/2049	1,021,875

				21,852,419

	Building Materials—0.6%
750,000	Vulcan Materials Co. (3 mo. USD LIBOR + 0.60%)(a)	1.920	06/15/2020	752,286

	Computers—1.2%
1,500,000	Dell International LLC / EMC Corp.(b)	5.875	06/15/2021	1,574,667

	Electric—0.7%
1,000,000	Duke Energy Corp.	2.400	08/15/2022	993,812

	Healthcare-Services—0.8%
1,000,000	HCA, Inc.	6.500	02/15/2020	1,080,000

	Insurance—4.8%
1,500,000	Athene Global Funding (3 mo. USD LIBOR + 1.23%)(a)(b)	2.564	07/01/2022	1,522,203
1,750,000	Chubb Corp. (The) (3 mo. USD LIBOR + 2.25%)(a)	3.609	04/15/2037	1,776,250
1,000,000	Jackson National Life Global Funding (3 mo. USD LIBOR + 0.73%)(a)(b)	2.060	06/27/2022	1,006,636
2,000,000	MetLife, Inc., Series C (3 mo. USD LIBOR + 3.58%)(a)	5.250	12/29/2049	2,096,720

				6,401,809

	Miscellaneous Manufacturing—1.8%
2,250,000	General Electric Co., Series D	5.000	06/15/2165	2,347,031

	Oil & Gas—1.1%
1,500,000	ConocoPhillips Co. (3 mo. USD LIBOR + 0.90%)(a)	2.215	05/15/2022	1,531,908

	Pipelines—1.9%
1,500,000	Plains All American Pipeline LP, Series B	6.125	11/15/2165	1,532,700
1,050,000	TransCanada Pipelines Ltd. (Canada) (3 mo. USD LIBOR + 2.21%)(a)	3.525	05/15/2067	979,125

				2,511,825

	Semiconductors—0.4%
500,000	Qualcomm, Inc. (3 mo. USD LIBOR + 0.73%)(a)	2.108	01/30/2023	503,552

	Telecommunications—3.7%
2,669,000	AT&T, Inc. (3 mo. USD LIBOR + 0.89%)(a)	2.202	02/14/2023	2,683,196
2,250,000	Verizon Communications, Inc. (3 mo. USD LIBOR + 1.00%)(a)	2.321	03/16/2022	2,298,321

				4,981,517

	Total Corporate Bonds and Notes (Cost $47,960,348)			48,476,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares Variable Rate Investment Grade Portfolio (VRIG) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	U.S. Agency Mortgage Credit Risk Transfer—20.6%(a)
	Structured Agency Credit Risk (STACR)—19.4%(c)
$1,946,711	Federal Home Loan Mortgage Corp. (FHLMC), Class M1, Series 2017-DNA2 (1 mo. USD LIBOR + 1.20%)	2.438%	10/25/2029	$1,972,784
992,672	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2014-HQ1 (1 mo. USD LIBOR + 2.50%)	3.738	08/25/2024	1,003,198
3,000,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2014-HQ2 (1 mo. USD LIBOR + 2.20%)	3.438	09/25/2024	3,097,598
90,335	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2014-HQ3 (1 mo. USD LIBOR + 2.65%)	3.888	10/25/2024	90,605
3,000,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2015-DNA1 (1 mo. USD LIBOR + 1.85%)	3.088	10/25/2027	3,070,059
846,537	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2015-HQ1 (1 mo. USD LIBOR + 2.20%)	3.438	03/25/2025	853,270
405,250	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2015-HQ2 (1 mo. USD LIBOR + 1.95%)	3.188	05/25/2025	414,366
576,833	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2015-HQA1 (1 mo. USD LIBOR + 2.65%)	3.888	03/25/2028	590,040
2,593,754	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2015-HQA2 (1 mo. USD LIBOR + 2.80%)	4.038	05/25/2028	2,681,002
1,608,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2016-HQA1 (1 mo. USD LIBOR + 2.75%)	3.988	09/25/2028	1,658,325
3,000,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2016-HQA2 (1 mo. USD LIBOR + 2.25%)	3.488	11/25/2028	3,086,776
2,500,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2016-HQA3 (1 mo. USD LIBOR + 1.35%)	2.588	03/25/2029	2,530,888
2,600,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2016-HQA4 (1 mo. USD LIBOR + 1.30%)	2.538	04/25/2029	2,635,215
2,040,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M3, Series 2015-HQ1 (1 mo. USD LIBOR + 3.80%)	5.038	03/25/2025	2,214,930

				25,899,056

	Connecticut Avenue Securities (CAS)—1.2%(d)
204,489	Federal National Mortgage Association (FNMA), Class 2M1, Series 2016-C01 (1 mo. USD LIBOR + 2.10%)	3.338	08/25/2028	206,023
1,423,154	Federal National Mortgage Association (FNMA), Class 2M1, Series 2017-C02 (1 mo. USD LIBOR + 1.15%)	2.388	09/25/2029	1,435,483

				1,641,506

	Total U.S. Agency Mortgage Credit Risk Transfer (Cost $27,508,709)			27,540,562

	Commercial Mortgage-Backed Securities—14.7%(a)(b)
2,000,000	BX Trust, Class B, Series 2017-SLCT (1 mo. USD LIBOR + 1.20%)	2.439	07/15/2034	2,005,882
1,350,000	CGDBB Commercial Mortgage Trust, Class A, Series 2017-BIOC (1 mo. USD LIBOR + 0.79%)	2.029	07/15/2028	1,353,069
2,000,000	CGDBB Commercial Mortgage Trust, Class B, Series 2017-BIOC (1 mo. USD LIBOR + 0.97%)	2.207	07/15/2028	2,002,965
2,000,000	CLNS Trust, Class A, Series 2017-IKPR (1 mo. USD LIBOR + 0.80%)	2.037	06/11/2032	2,005,409
1,900,000	Cold Storage Trust, Class A, Series 2017-ICE3 (1 mo. USD LIBOR + 1.00%)	2.234	04/15/2036	1,911,186
2,000,000	Commercial Mortgage Trust, Class B, Series 2014-FL5 (1 mo. USD LIBOR + 2.15%)	3.389	10/15/2031	1,986,203
1,000,000	HILT Mortgage Trust, Class B, Series 2014-ORL (1 mo. USD LIBOR + 1.20%)	2.439	07/15/2029	1,003,632
800,000	Hospitality Mortgage Trust, Class B, Series 2017-HIT (1 mo. USD LIBOR + 1.18%)	2.418	05/08/2030	801,658
500,000	Hospitality Mortgage Trust, Class C, Series 2017-HIT (1 mo. USD LIBOR + 1.35%)	2.588	05/08/2030	500,734
1,000,000	Prime Finance Partners Ltd., Class AS, Series 2015-2 (Cayman Islands) (1 mo. USD LIBOR + 2.00%)	3.239	07/14/2034	999,265
1,000,000	Rosslyn Portfolio Trust, Class B, Series 2017-ROSS (1 mo. USD LIBOR + 1.25%)	2.484	06/15/2033	1,003,155
1,000,000	Stonemont Portfolio Trust, Class A, Series 2017-MONT (1 mo. USD LIBOR + 0.85%)	2.089	08/20/2030	1,000,176
1,500,000	Wells Fargo—Royal Bank of Scotland Commercial Mortgage Trust, Class AFL, Series 2012-C7 (1 mo. USD LIBOR + 1.20%)	2.439	06/15/2045	1,530,936
1,500,000	Wells Fargo—Royal Bank of Scotland Commercial Mortgage Trust, Class AFL, Series 2012-C8 (1 mo. USD LIBOR + 1.00%)	2.237	08/15/2045	1,528,327

	Total Commercial Mortgage-Backed Securities (Cost $19,557,191)			19,632,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares Variable Rate Investment Grade Portfolio (VRIG) (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
	U.S. Government Sponsored Agency Mortgage-Backed Securities—13.4%(a)
	Collateralized Mortgage Obligations—6.0%
$3,423,412	Federal Home Loan Mortgage Corp. (FHLMC), REMICs, Class FB, Series 2014-92 (1 mo. USD LIBOR + 0.32%)	1.557%	01/25/2045	$3,418,106
1,649,467	Federal Home Loan Mortgage Corp. (FHLMC), REMICs, Class FA, Series 2017-4683 (1 mo. USD LIBOR + 0.35%)	1.587	09/15/2038	1,652,779
1,807,961	Federal Home Loan Mortgage Corp. (FHLMC), STRIPS, Class F4, Series 2014-330 (1 mo. USD LIBOR + 0.35%)	1.587	10/15/2037	1,807,729
1,136,344	Federal Home Loan Mortgage Corp. (FHLMC), STRIPS, Class F2, Series 2016-350 (1 mo. USD LIBOR + 0.35%)	1.587	09/15/2040	1,139,773

				8,018,387

	Federal Home Loan Mortgage Corp. (FHLMC)—3.2%
698,035	Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.53%)	3.264	06/01/2037	725,037
1,364,604	Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.74%)	3.467	11/01/2038	1,434,872
2,000,000	Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.64%)	3.245	09/01/2047	2,055,858

				4,215,767

	Federal National Mortgage Corp. (FNMA)—4.2%
64,140	Federal National Mortgage Association (FNMA) (12 mo. USD LIBOR + 1.64%)	3.265	02/01/2035	64,354
235,037	Federal National Mortgage Association (FNMA) (6 mo. USD LIBOR + 1.57%)	2.940	07/01/2035	244,332
2,240,391	Federal National Mortgage Association (FNMA) (1-Year Treasury Constant Maturity + 2.36%)	3.250	07/01/2035	2,383,457
543,334	Federal National Mortgage Association (FNMA) (12 mo. USD LIBOR + 1.73%)	3.471	03/01/2037	568,657
969,151	Federal National Mortgage Association (FNMA) (12 mo. USD LIBOR + 1.60%)	2.807	06/01/2047	986,922
1,359,960	Federal National Mortgage Association (FNMA) (12 mo. USD LIBOR + 1.60%)	2.626	08/01/2047	1,379,552

				5,627,274

	Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $17,897,996)			17,861,428

	U.S. Treasury Securities—9.6%
1,050,000	U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.19%)(a)	1.323	04/30/2018	1,051,240
2,200,000	U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(a)	1.307	07/31/2018	2,203,366
2,425,000	U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(a)	1.273	01/31/2019	2,430,027
5,400,000	U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.07%)(a)	1.203	04/30/2019	5,404,453
1,300,000	U.S. Treasury Note	1.875	07/31/2022	1,292,637
500,000	U.S. Treasury Note	2.125	07/31/2024	497,363

	Total U.S. Treasury Securities (Cost $12,888,946)			12,879,086

	Collateralized Mortgage Obligations—2.4%
578,028	Adjustable Rate Mortgage Trust, Class 6A1, Series 2004-2(e)	3.586	02/25/2035	582,548
637,427	Bear Stearns Adjustable Rate Mortgage Trust, Class 6A, Series 2003-7(e)	3.574	10/25/2033	643,471
433,675	Bear Stearns Adjustable Rate Mortgage Trust, Class 4A1, Series 2003-8(e)	3.690	01/25/2034	437,747
406,262	Bear Stearns Adjustable Rate Mortgage Trust, Class A2, Series 2005-2 (12 mo. USD LIBOR + 1.95%)(a)	3.636	03/25/2035	411,188
176,109	Merrill Lynch Mortgage Investors Trust, Class A5, Series 2005-A2(e)	2.974	02/25/2035	180,418
274,076	Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-16(e)	3.482	11/25/2034	273,397
220,231	WAMU Mortgage Pass-Through Certificates Trust, Class A2, Series 2004-AR3(e)	3.157	06/25/2034	224,834
449,304	Wells Fargo Mortgage Backed Securities Trust, Class 1A1, Series 2005-AR12(e)	3.276	05/25/2035	458,210

	Total Collateralized Mortgage Obligations (Cost $3,199,771)			3,211,813

	Asset-Backed Securities—1.8%(a)
250,000	Capital One Multi-Asset Execution Trust, Class A2, Series 2016-A2 (1 mo. USD LIBOR + 0.63%)	1.869	02/15/2024	253,543
1,102,277	Edsouth Indenture No. 9 LLC, Class A, Series 2015-1 (1 mo. USD LIBOR + 0.80%)(b)	2.038	10/25/2056	1,106,262
974,487	Home Partners of America Trust, Class A, Series 2017-1 (1 mo. USD LIBOR + 0.82%)(b)	2.055	07/17/2034	976,239

	Total Asset-Backed Securities (Cost $2,322,262)			2,336,044

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares Variable Rate Investment Grade Portfolio (VRIG) (continued)

October 31, 2017

Number of Shares		Value
	Money Market Fund—0.9%
1,157,516	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.94%(f) (Cost $1,157,516)	$1,157,516

	Total Investments in Securities (Cost $132,492,739)—99.7%	133,095,387
	Other assets less liabilities—0.3%	452,195

	Net Assets—100.0%	$133,547,582

Investment Abbreviations:

GMTN—Global Medium-Term Note

LIBOR—London InterBank Offered Rate

MTN—Medium-Term Note

STRIPS—Separately Traded Registered Interest and Principal Securities

REMICs—Real Estate Mortgage Investment Conduits

Notes to Schedule of Investments:

(a)	Variable rate coupon. Stated interest rate was in effect at October 31, 2017.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $28,845,232, which represented 21.60% of the Fund’s Net Assets.
(c)	Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.
(d)	CAS notes are bonds issued by Fannie Mae. The amount of periodic principal and ultimate principal paid by Fannie Mae is determined by the performance of a large and diverse reference pool.
(e)	Interest rate is redetermined periodically based on cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect October 31, 2017.
(f)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Assets and Liabilities

October 31, 2017

	PowerShares Active U.S. Real Estate Fund (PSR)	PowerShares Balanced Multi-Asset Allocation Portfolio (PSMB)	PowerShares Conservative Multi-Asset Allocation Portfolio (PSMC)	PowerShares Growth Multi-Asset Allocation Portfolio (PSMG)
Assets:
Unaffiliated investments in securities, at value	$24,024,409	$—	$129,101	$—
Affiliated investments in securities, at value	6,841	1,331,848	1,157,954	1,355,582
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	—	—
Unrealized appreciation on futures contracts	—	—	—	—
Deposits with brokers:
Cash collateral—exchange-traded futures contracts	—	—	—	—
Cash	—	—	—	—
Receivables:
Investments sold	390,872	—	—	—
Dividends and interest	7,880	—	—	—
Foreign tax reclaims	—	—	—	—

Total Assets	24,430,002	1,331,848	1,287,055	1,355,582

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	—	—
Unrealized depreciation on futures contracts	—	—	—	—
Payables:
Investments purchased	393,415	—	—	—
Accrued unitary management fees	16,411	56	55	57

Total Liabilities	409,826	56	55	57

Net Assets	$24,020,176	$1,331,792	$1,287,000	$1,355,525

Net Assets Consist of:
Shares of beneficial interest	$22,507,799	$1,250,012	$1,250,012	$1,250,013
Undistributed net investment income	—	6,089	5,577	6,203
Undistributed net realized gain (loss)	(203,932)	2,900	1,755	2,904
Net unrealized appreciation (depreciation)	1,716,309	72,791	29,656	96,405

Net Assets	$24,020,176	$1,331,792	$1,287,000	$1,355,525

Shares outstanding (unlimited amount authorized, $0.01 par value)	300,000	100,001	100,001	100,001
Net asset value	$80.07	$13.32	$12.87	$13.56

Market price	$80.04	$13.33	$12.88	$13.59

Unaffiliated investments in securities, at cost	$22,308,100	$—	$128,706	$—

Affiliated investments in securities, at cost	$6,841	$1,259,057	$1,128,693	$1,259,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares Moderately Conservative Multi-Asset Allocation Portfolio (PSMM)	PowerShares Multi-Strategy Alternative Portfolio (LALT)	PowerShares S&P 500® Downside Hedged Portfolio (PHDG)	PowerShares Variable Rate Investment Grade Portfolio (VRIG)

$65,740	$1,686,362	$21,606,748	$131,937,871
1,244,732	2,380,650	1,392,689	1,157,516

—	22,723	—	—
—	5,843	—	—

—	190,391	1,113,940	—
—	32,367	216	—

—	—	48,318	126,423
—	3,347	19,635	355,796
—	—	—	1,718

1,310,472	4,321,683	24,181,546	133,579,324

—	35,647	—	—
—	76,837	114,984	—

—	—	52,685	—
55	3,161	7,886	31,742

55	115,645	175,555	31,742

$1,310,417	$4,206,038	$24,005,991	$133,547,582

$1,250,013	$5,784,235	$101,996,130	$133,106,281
5,646	32,121	130,993	—
2,501	(1,511,406)	(81,353,217)	(161,347)
52,257	(98,912)	3,232,085	602,648

$1,310,417	$4,206,038	$24,005,991	$133,547,582

100,001	200,000	900,000	5,300,001
$13.10	$21.03	$26.67	$25.20

$13.12	$21.05	$26.68	$25.22

$65,537	$1,701,356	$18,261,468	$131,335,223

$1,192,678	$2,380,650	$1,390,900	$1,157,516

41

Statements of Operations

For the year ended October 31, 2017

	PowerShares Active U.S. Real Estate Fund (PSR)	PowerShares Balanced Multi-Asset Allocation Portfolio (PSMB)(a)	PowerShares Conservative Multi-Asset Allocation Portfolio (PSMC)(a)	PowerShares Growth Multi-Asset Allocation Portfolio (PSMG)(a)
Investment Income:
Unaffiliated dividend income	$378,561	$—	$—	$—
Affiliated dividend income	91	18,842	21,052	17,356
Non-cash dividend income	94,660	—	—	—
Unaffiliated interest income	—	—	—	—
Foreign withholding tax	—	—	—	—

Total Income	473,312	18,842	21,052	17,356

Expenses:
Unitary management fees	213,918	442	437	445

Less: Waivers	(44)	—	(1)	—

Net Expenses	213,874	442	436	445

Net Investment Income	259,438	18,400	20,616	16,911

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	365,247	—	—	—
Affiliated investment securities	—	2,900	1,755	2,904
Unaffiliated in-kind redemptions	490,551	—	—	—
Forward foreign currency contracts	—	—	—	—
Futures contracts	—	—	—	—

Net realized gain (loss)	855,798	2,900	1,755	2,904

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	1,004,149	—	395	—
Affiliated investment securities	—	72,791	29,261	96,405
Forward foreign currency contracts	—	—	—	—
Futures contracts	—	—	—	—

Net change in unrealized appreciation (depreciation)	1,004,149	72,791	29,656	96,405

Net realized and unrealized gain (loss)	1,859,947	75,691	31,411	99,309

Net increase (decrease) in net assets resulting from operations	$2,119,385	$94,091	$52,027	$116,220

(a)	For the period February 21, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares Moderately Conservative Multi-Asset Allocation Portfolio (PSMM)(a)	PowerShares Multi-Strategy Alternative Portfolio (LALT)	PowerShares S&P 500® Downside Hedged Portfolio (PHDG)	PowerShares Variable Rate Investment Grade Portfolio (VRIG)

$—	$50,940	$1,355,360	$23
20,099	19,828	5,737	6,675
—	—	7,744	—
—	—	—	1,572,761
—	(371)	—	(623)

20,099	70,397	1,368,841	1,578,836

440	53,847	270,251	207,721

(1)	(4,674)	(1,414)	(1,368)

439	49,173	268,837	206,353

19,660	21,224	1,100,004	1,372,483

—	115,603	(381,875)	53,310
2,501	—	(288)	—
—	25,015	11,728,775	—
—	18,481	—	—
—	(513,951)	(3,582,872)	—

2,501	(354,852)	7,763,740	53,310

203	58,825	1,894,380	623,287
52,054	—	15,706	—
—	(17,217)	—	—
—	(130,606)	(173,260)	—

52,257	(88,998)	1,736,826	623,287

54,758	(443,850)	9,500,566	676,597

$74,418	$(422,626)	$10,600,570	$2,049,080

43

Statements of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	PowerShares Active U.S. Real Estate Fund (PSR)		PowerShares Balanced Multi-Asset Allocation Portfolio (PSMB)	PowerShares Conservative Multi-Asset Allocation Portfolio (PSMC)
	2017	2016	October 31, 2017(a)	October 31, 2017(a)
Operations:
Net investment income	$259,438	$820,817	$18,400	$20,616
Net realized gain (loss)	855,798	1,035,636	2,900	1,755
Net change in unrealized appreciation (depreciation)	1,004,149	(1,983,830)	72,791	29,656

Net increase (decrease) in net assets resulting from operations	2,119,385	(127,377)	94,091	52,027

Distributions to Shareholders from:
Net investment income	(590,499)	(967,706)	(12,311)	(15,039)
Net realized gains	—	(621,532)	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(590,499)	(1,589,238)	(12,311)	(15,039)

Shareholder Transactions:
Proceeds from shares sold	—	—	1,250,012	1,250,012
Value of shares repurchased	(3,958,241)	(26,902,972)	—	—

Net increase (decrease) in net assets resulting from shares transactions	(3,958,241)	(26,902,972)	1,250,012	1,250,012

Increase (Decrease) in Net Assets	(2,429,355)	(28,619,587)	1,331,792	1,287,000

Net Assets:
Beginning of year	26,449,531	55,069,118	—	—

End of year	$24,020,176	$26,449,531	$1,331,792	$1,287,000

Undistributed net investment income at end of year	$—	$215,564	$6,089	$5,577

Changes in Shares Outstanding:
Shares sold	—	—	100,001	100,001
Shares repurchased	(50,000)	(400,000)	—	—
Shares outstanding, beginning of year	350,000	750,000	—	—

Shares outstanding, end of year	300,000	350,000	100,001	100,001

(a)	For the period February 21, 2017 (commencement of investment operations) through October 31, 2017.
(b)	For the period September 20, 2016 (commencement of investment operations) through October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares Growth Multi-Asset Allocation Portfolio (PSMG)	PowerShares Moderately Conservative Multi-Asset Allocation Portfolio (PSMM)	PowerShares Multi-Strategy Alternative Portfolio (LALT)		PowerShares S&P 500® Downside Hedged Portfolio (PHDG)		PowerShares Variable Rate Investment Grade Portfolio (VRIG)
October 31, 2017(a)	October 31, 2017(a)	2017	2016	2017	2016	2017	October 31, 2016(b)

$16,911	$19,660	$21,224	$15,431	$1,100,004	$3,775,167	$1,372,483	$109,554
2,904	2,501	(354,852)	(815,582)	7,763,740	14,514,678	53,310	(12,892)
96,405	52,257	(88,998)	880,424	1,736,826	(23,182,958)	623,287	(20,639)

116,220	74,418	(422,626)	80,273	10,600,570	(4,893,113)	2,049,080	76,023

(10,708)	(14,014)	(103,497)	—	(1,490,388)	(4,842,506)	(1,574,248)	(109,554)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(16,962)	(86)

(10,708)	(14,014)	(103,497)	—	(1,490,388)	(4,842,506)	(1,591,210)	(109,640)

1,250,013	1,250,013	—	—	—	24,288,532	83,133,772	49,989,557
—	—	(2,190,346)	(9,008,881)	(91,677,862)	(324,960,014)	—	—

1,250,013	1,250,013	(2,190,346)	(9,008,881)	(91,677,862)	(300,671,482)	83,133,772	49,989,557

1,355,525	1,310,417	(2,716,469)	(8,928,608)	(82,567,680)	(310,407,101)	83,591,642	49,955,940

—	—	6,922,507	15,851,115	106,573,671	416,980,772	49,955,940	—

$1,355,525	$1,310,417	$4,206,038	$6,922,507	$24,005,991	$106,573,671	$133,547,582	$49,955,940

$6,203	$5,646	$32,121	$95,913	$130,993	$521,377	$—	$—

100,001	100,001	—	—	—	1,000,000	3,300,000	2,000,001
—	—	(100,000)	(400,000)	(3,650,000)	(13,200,000)	—	—
—	—	300,000	700,000	4,550,000	16,750,000	2,000,001	—

100,001	100,001	200,000	300,000	900,000	4,550,000	5,300,001	2,000,001

45

Financial Highlights

PowerShares Active U.S. Real Estate Fund (PSR)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$75.57	$73.43	$70.66	$60.33	$55.99
Net investment income(a)	0.75	1.73	1.51	0.92	0.93
Net realized and unrealized gain on investments	5.44	3.04	2.51	10.33	4.20
Total from investment operations	6.19	4.77	4.02	11.25	5.13
Distributions to shareholders from:
Net investment income	(1.69)	(1.80)	(1.25)	(0.92)	(0.79)
Net realized gains	—	(0.83)	—	—	—
Total distributions	(1.69)	(2.63)	(1.25)	(0.92)	(0.79)
Net asset value at end of year	$80.07	$75.57	$73.43	$70.66	$60.33
Market price at end of year(b)	$80.04	$75.55	$73.49	$70.63	$60.35
Net Asset Value Total Return(c)	8.37%	6.65%	5.72%	18.95%	9.23%
Market Price Total Return(c)	8.36%	6.53%	5.85%	18.86%	9.37%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$24,020	$26,450	$55,069	$42,396	$33,180
Ratio to average net assets of:
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	0.97%	2.34%	2.09%	1.46%	1.56%
Portfolio turnover rate(d)	134%	192%	199%	169%	131%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Financial Highlights (continued)

PowerShares Balanced Multi-Asset Allocation Portfolio (PSMB)

	For the Period February 21, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$12.50
Net investment income(b)	0.18
Net realized and unrealized gain on investments	0.76
Total from investment operations	0.94
Distributions to shareholders from:
Net investment income	(0.12)
Net asset value at end of period	$13.32
Market price at end of period(c)	$13.33
Net Asset Value Total Return(d)	7.57	%(e)
Market Price Total Return(d)	7.65	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,332
Ratio to average net assets of:
Expenses(f)	0.05	%(g)
Net investment income	2.08	%(g)
Portfolio turnover rate(h)	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 23, 2017, the first day of trading on the Exchange) to October 31, 2017 was 7.74%. The market price total return from Fund Inception to October 31, 2017 was 7.65%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Financial Highlights (continued)

PowerShares Conservative Multi-Asset Allocation Portfolio (PSMC)

	For the Period February 21, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$12.50
Net investment income(b)	0.21
Net realized and unrealized gain on investments	0.31
Total from investment operations	0.52
Distributions to shareholders from:
Net investment income	(0.15)
Net asset value at end of period	$12.87
Market price at end of period(c)	$12.88
Net Asset Value Total Return(d)	4.18	%(e)
Market Price Total Return(d)	4.26	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,287
Ratio to average net assets of:
Expenses(f)	0.05	%(g)
Net investment income	2.36	%(g)
Portfolio turnover rate(h)	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 23, 2017, the first day of trading on the Exchange) to October 31, 2017 was 4.26%. The market price total return from Fund Inception to October 31, 2017 was 4.17%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Financial Highlights (continued)

PowerShares Growth Multi-Asset Allocation Portfolio (PSMG)

	For the Period February 21, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$12.50
Net investment income(b)	0.17
Net realized and unrealized gain on investments	1.00
Total from investment operations	1.17
Distributions to shareholders from:
Net investment income	(0.11)
Net asset value at end of period	$13.56
Market price at end of period(c)	$13.59
Net Asset Value Total Return(d)	9.36	%(e)
Market Price Total Return(d)	9.60	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,356
Ratio to average net assets of:
Expenses(f)	0.05	%(g)
Net investment income	1.90	%(g)
Portfolio turnover rate(h)	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 23, 2017, the first day of trading on the Exchange) to October 31, 2017 was 9.54%. The market price total return from Fund Inception to October 31, 2017 was 9.69%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Financial Highlights (continued)

PowerShares Moderately Conservative Multi-Asset Allocation Portfolio (PSMM)

	For the Period February 21, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$12.50
Net investment income(b)	0.20
Net realized and unrealized gain on investments	0.54
Total from investment operations	0.74
Distributions to shareholders from:
Net investment income	(0.14)
Net asset value at end of period	$13.10
Market price at end of period(c)	$13.12
Net Asset Value Total Return(d)	5.94	%(e)
Market Price Total Return(d)	6.10	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,310
Ratio to average net assets of:
Expenses(f)	0.05	%(g)
Net investment income	2.23	%(g)
Portfolio turnover rate(h)	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 23, 2017, the first day of trading on the Exchange) to October 31, 2017 was 6.03%. The market price total return from Fund Inception to October 31, 2017 was 6.02%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Financial Highlights (continued)

PowerShares Multi-Strategy Alternative Portfolio (LALT)

	Year Ended October 31,			For the Period May 27, 2014(a) Through October 31, 2014
	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$23.08	$22.59	$24.60	$25.00
Net investment income (loss)(b)	0.08	0.03	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	(1.79)	0.46	(1.97)	(0.41)
Total from investment operations	(1.71)	0.49	(2.01)	(0.40)
Distributions to shareholders from:
Net investment income	(0.34)	—	—	—
Net asset value at end of period	$21.03	$23.08	$22.59	$24.60
Market price at end of period(c)	$21.05	$23.05	$22.60	$24.55
Net Asset Value Total Return(d)	(7.50)%	2.17%	(8.17)%	(1.60	)%(e)
Market Price Total Return(d)	(7.29)%	1.99%	(7.94)%	(1.80	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,206	$6,923	$15,812	$22,140
Ratio to average net assets of:
Expenses, after Waivers(f)	0.87%	0.89%	0.93%	0.90	%(g)
Expenses, prior to Waivers(f)	0.95%	0.95%	0.95%	0.95	%(g)
Net investment income (loss), after Waivers	0.37%	0.14%	(0.15)%	0.08	%(g)
Portfolio turnover rate(h)	169%	163%	154%	63%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 29, 2014, the first day of trading on the exchange) to October 31, 2014 was (1.64)%. The market price total return from Fund Inception to October 31, 2014 was (1.92)%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Financial Highlights (continued)

PowerShares S&P 500® Downside Hedged Portfolio (PHDG)

	Year Ended October 31,								For the Period December 4, 2012(a) Through October 31, 2013
	2017		2016		2015		2014
Per Share Operating Performance:
Net asset value at beginning of period	$23.42		$24.89		$29.50		$27.15		$25.00
Net investment income(b)	0.40		0.37		0.33		0.33		0.33
Net realized and unrealized gain (loss) on investments	3.37		(1.37)		(3.39)		2.49		2.04
Total from investment operations	3.77		(1.00)		(3.06)		2.82		2.37
Distributions to shareholders from:
Net investment income	(0.52)		(0.47)		(0.32)		(0.47)		(0.22)
Net realized gains	—		—		(1.23)		—		—
Total distributions	(0.52)		(0.47)		(1.55)		(0.47)		(0.22)
Net asset value at end of period	$26.67		$23.42		$24.89		$29.50		$27.15
Market price at end of period(c)	$26.68		$23.45		$24.92		$29.49		$27.23
Net Asset Value Total Return(d)	16.27%		(4.10)%		(10.83)%		10.50%		9.51	%(e)
Market Price Total Return(d)	16.16%		(4.09)%		(10.69)%		10.14%		9.83	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$24,006		$106,574		$416,981		$529,465		$89,582
Ratio to average net assets of:
Expenses, after Waivers	0.39	%(f)	0.37	%(f)	0.35	%(f)	0.36	%(f)	0.38	%(g)
Expenses, prior to Waivers	0.39	%(f)	0.39	%(f)	0.39	%(f)	0.39	%(f)	0.39	%(g)
Net investment income, after Waivers	1.59%		1.52%		1.23%		1.16%		1.37	%(g)
Portfolio turnover rate(h)	54%		373%		478%		58%		99%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 6, 2012, the first day of trading on the exchange) to October 31, 2013 was 8.99%. The market price total return from Fund Inception to October 31, 2013 was 9.26%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Financial Highlights (continued)

PowerShares Variable Rate Investment Grade Portfolio (VRIG)

	Year Ended October 31, 2017	For the Period September 20, 2016(a) Through October 31, 2016
Per Share Operating Performance:
Net asset value at beginning of period	$24.98	$25.00
Net investment income(b)	0.50	0.06
Net realized and unrealized gain (loss) on investments	0.29	(0.03)
Total from investment operations	0.79	0.03
Distributions to shareholders from:
Net investment income	(0.56)	(0.05)
Return of capital	(0.01)	(0.00	)(c)
Total distributions	(0.57)	(0.05)
Net asset value at end of period	$25.20	$24.98
Market price at end of period(d)	$25.22	$25.04
Net Asset Value Total Return(e)	3.21%	0.14	%(f)
Market Price Total Return(e)	3.04%	0.38	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$133,548	$49,956
Ratio to average net assets of:
Expenses	0.30%	0.30	%(g)
Net investment income	1.98%	2.03	%(g)
Portfolio turnover rate(h)	23%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask price.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (September 22, 2016, the first day of trading on the exchange) to October 31, 2016 was 0.18%. The market price total return from Fund Inception to October 31, 2016 was 0.22%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Notes to Financial Statements

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2017

Note 1. Organization

PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2017, the Trust offered eight portfolios:

Full Name	Short Name
PowerShares Active U.S. Real Estate Fund (PSR)	“Active U.S. Real Estate Fund”
PowerShares Balanced Multi-Asset Allocation Portfolio (PSMB)*	“Balanced Multi-Asset Allocation Portfolio”
PowerShares Conservative Multi-Asset Allocation Portfolio (PSMC)*	“Conservative Multi-Asset Allocation Portfolio”
PowerShares Growth Multi-Asset Allocation Portfolio (PSMG)*	“Growth Multi-Asset Allocation Portfolio”
PowerShares Moderately Conservative Multi-Asset Allocation Portfolio (PSMM)*	“Moderately Conservative Multi-Asset Allocation Portfolio”
PowerShares Multi-Strategy Alternative Portfolio (LALT)	“Multi-Strategy Alternative Portfolio”
PowerShares S&P 500® Downside Hedged Portfolio (PHDG)	“S&P 500® Downside Hedged Portfolio”
PowerShares Variable Rate Investment Grade Portfolio (VRIG)	“Variable Rate Investment Grade Portfolio”

*	Commenced operations on February 21, 2017.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
Active U.S. Real Estate Fund	NYSE Arca, Inc.
Balanced Multi-Asset Allocation Portfolio	Bats BZX Exchange, Inc.
Conservative Multi-Asset Allocation Portfolio	Bats BZX Exchange, Inc.
Growth Multi-Asset Allocation Portfolio	Bats BZX Exchange, Inc.
Moderately Conservative Multi-Asset Allocation Portfolio	Bats BZX Exchange, Inc.
Multi-Strategy Alternative Portfolio	The NASDAQ Stock Market LLC
S&P 500® Downside Hedged Portfolio	NYSE Arca, Inc.
Variable Rate Investment Grade Portfolio	The NASDAQ Stock Market LLC

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units for Active U.S. Real Estate Fund, Balanced Multi-Asset Allocation Portfolio, Conservative Multi-Asset Allocation Portfolio, Growth Multi-Asset Allocation Portfolio and Moderately Conservative Multi-Asset Allocation Portfolio are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units for Multi-Strategy Alternative Portfolio are issued and redeemed principally in exchange for the deposit or delivery of cash. Creation Units for S&P 500® Downside Hedged Portfolio and Variable Rate Investment Grade Portfolio are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

Balanced Multi-Asset Allocation Portfolio, Conservative Multi-Asset Allocation Portfolio, Growth Multi-Asset Allocation Portfolio and Moderately Conservative Multi-Asset Allocation Portfolio are each a “fund of funds,” in that each invests in other exchange-traded funds (“Underlying Funds”) advised by Invesco PowerShares Capital Management LLC (the “Adviser”), or other unaffiliated advisers. Each Underlying Fund’s accounting policies are outlined in that Underlying Fund’s financial statements and are publicly available.

The investment objective for Active U.S. Real Estate Fund is high total return through growth of capital and current income. The investment objective for Balanced Multi-Asset Allocation Portfolio is to seek to provide current income and capital appreciation. The investment objective for Conservative Multi-Asset Allocation Portfolio is to seek total return consistent with a lower level of risk relative to the broad stock market. The investment objective for Growth Multi-Asset Allocation Portfolio is to seek to provide long-term capital appreciation. The investment objective for Moderately Conservative Multi-Asset Allocation Portfolio is to seek to provide current income and some capital appreciation. The investment objective for Multi-Strategy Alternative Portfolio is to seek a positive total return that has a low correlation to the broader securities markets. The investment objective for S&P 500® Downside Hedged Portfolio is to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns. The

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investment objective for Variable Rate Investment Grade Portfolio is to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective.

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in an Underlying Fund, if any, that are held as investments of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

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Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund (except Variable Rate Investment Grade Portfolio) holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

REIT Risk. For Active U.S. Real Estate Fund, although the Fund will not invest in real estate directly, the REITs in which the Fund invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Non-Diversified Fund Risk. Because each Fund (except S&P 500® Downside Hedged Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase each Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on each Fund’s performance.

Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing a Fund’s portfolio securities, the Adviser or a sub-adviser (as applicable and as set forth below), applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), Multi-Strategy Alternative Portfolio currently effects creations and redemptions principally for cash and S&P 500® Downside Hedged Portfolio and Variable Rate Investment Grade Portfolio currently effect creations and redemptions partially for cash and partially in-kind, rather than primarily in-kind, because of the nature of each of these Funds’ investments. As such, investments in each Fund’s Shares may be less tax efficient than investments in shares of conventional ETFs that utilize an entirely in-kind redemption process.

Portfolio Turnover Risk. A Fund may engage in frequent and active trading of its portfolio securities, resulting in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) may increase a Fund’s transaction costs and may generate a greater amount of taxable capital gain distributions to a Fund’s shareholders.

VIX Index Risk. For Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio, the Chicago Board Options Exchange (“CBOE”) can make methodological changes to the calculation of the Chicago Board Options Exchange Volatility Index (“VIX Index”) that could affect the value of the futures contracts on the VIX Index. There can be no assurance that the CBOE will not change the VIX Index

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calculation methodology in a way that may affect the value of your investment. Additionally, the CBOE may alter, discontinue or suspend calculation or dissemination of the VIX Index and/or the exercise settlement value. Any of these actions could adversely affect the value of each Fund’s Shares.

Tax Risk. Multi-Strategy Alternative Portfolio may purchase and sell interest rate futures, including Eurodollar interest rate futures or Euro Euribor interest rate futures, and VIX Index futures contracts. S&P 500® Downside Hedged Portfolio will gain most of its exposure to the futures markets by entering into VIX Index futures (and, to a lesser extent, S&P 500® Index futures (“S&P 500 Futures”)). To qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Funds must meet a qualifying income test each taxable year. The S&P 500® Downside Hedged Portfolio has received a private letter ruling from the Internal Revenue Service (“IRS”) that income it derives from VIX Index futures contracts will constitute qualifying income for purposes of that test. Multi-Strategy Alternative Portfolio received an opinion of its counsel (which is not binding on the IRS or courts) stating that such income should be qualifying for purposes of that test. Failure to comply with the qualifying income test in any taxable year would have significant negative tax consequences to shareholders of the Funds. If the IRS were to determine that the income that the Funds derive from futures did not constitute qualifying income, the Funds likely would be required to reduce their exposure to such investments in order to maintain qualification as a RIC, which may result in difficulty in implementing their investment strategies.

Risk of Investing in Investment Companies. Because Multi-Strategy Alternative Portfolio may invest in other investment companies generally and S&P 500® Downside Hedged Portfolio may invest in other ETFs specifically, each Fund’s investment performance may depend on the investment performance of the funds in which it invests. An investment in an investment company is subject to the risks associated with that investment company. Each Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests (including costs and fees of the investment companies), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to a Fund’s investments in other investment companies.

Commodity Pool Risk. Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio invest in futures contracts, which cause each to be deemed to be a commodity pool, thereby subjecting each Fund to regulation under the Commodity Exchange Act and rules of the Commodity Futures Trading Commission (“CFTC”). The Adviser is registered as a Commodity Pool Operator (“CPO”) and as a commodity trading advisor (“CTA”), and the Funds will be operated in accordance with CFTC rules. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of these Funds. Registration as a commodity pool may have negative effects on the ability of each of these Funds to engage in their respective planned investment program.

Agency Debt Risk. Variable Rate Investment Grade Portfolio invests in debt issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Instruments issued by government agencies generally are backed only by the general creditworthiness and reputation of the government agency issuing the instrument and are not backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.

Call Risk. For Variable Rate Investment Grade Portfolio, call risk (also termed prepayment risk) is the risk that a borrower repays its debts earlier than expected (especially if interest rates decline), resulting in premature repayment of a debt instrument. If interest rates fall, issuers of callable securities with high interest coupons may “call” (or repay) their bonds before their maturity date in accordance with the terms of the security. If such a repayment were to occur, the Fund would receive the principal (par) amount of the security and would no longer own that security. Any reinvestment of the amount of principal received would be subject to reinvestment risk, and the Fund could be forced to reinvest in a lower yielding security, which could reduce the Fund’s net investment income. If the Fund purchases a debt security at a premium to its par value, and that security is called at par, the Fund can lose money.

Credit Risk. The issuer of instruments in which Variable Rate Investment Grade Portfolio invests may be unable to meet interest and/or principal payments. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. Even in the case of collateralized debt obligations, there is no assurance that the sale of collateral would raise enough cash to satisfy an issuer’s payment obligations or that the collateral can or will be liquidated.

Fund of Funds Risk. Because Balanced Multi-Asset Allocation Portfolio, Conservative Multi-Asset Allocation Portfolio, Growth Multi-Asset Allocation Portfolio and Moderately Conservative Multi-Asset Allocation Portfolio invest primarily in other funds, each Fund’s investment performance largely depends on the investment performance of those Underlying Funds. An investment in each Fund is subject to the risks associated with the Underlying Funds that comprise each Underlying Index. There is a risk that each index provider’s evaluations and assumptions regarding the asset classes represented by the Underlying Funds in each Underlying Index at any given time may be incorrect based on actual market conditions. In addition, at times, certain of the segments of the market represented by constituent Underlying Funds in each Underlying Index may be out of favor and underperform other segments. Each Fund indirectly pays a proportional share of the expense of the Underlying Funds in which it invests (including operating expenses and management fees), in addition to the fees and expenses it already pays to the Adviser.

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Portfolio Size Risk. Under normal market conditions, each of Balanced Multi-Asset Allocation Portfolio, Conservative Multi-Asset Allocation Portfolio, Growth Multi-Asset Allocation Portfolio and Moderately Conservative Multi-Asset Allocation Portfolio typically will hold a small number of positions (approximately 10-20 Underlying Funds). To the extent that a significant portion of a Fund’s total assets is invested in a limited number of holdings, the appreciation or depreciation of any one Underlying Fund may have a greater impact on such Fund’s NAV than it would if the Fund held a greater number of constituents.

Interest Rate Risk. For Variable Rate Investment Grade Portfolio, interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. “Duration risk” is related to interest rate risk; it refers to the risks associated with the sensitivity of a bond’s price to a one percent change in interest rates. Bonds with longer durations (i.e., a greater length of time until they reach maturity) face greater duration risk, meaning that they tend to exhibit greater volatility and are more sensitive to changes in interest rates than bonds with shorter durations. The Fund seeks to limit its exposure to interest rate risk and duration risk by constructing a portfolio of variable rate instruments that have an average duration of one year or less.

Liquidity Risk. Variable Rate Investment Grade Portfolio may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. The majority of the Fund’s assets are likely to be invested in securities that are less liquid than those traded on national exchanges. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Mortgage- and Asset-Backed Securities Risk. Variable Rate Investment Grade Portfolio may invest in mortgage- and asset-backed securities, which are subject to call (prepayment) risk, reinvestment risk and extension risk. In addition, these securities are susceptible to an unexpectedly high rate of defaults on the mortgages held by a mortgage pool, which may adversely affect their value. The risk of such defaults depends on the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. For example, the risk of default generally is higher in the case of mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely mortgage payments.

U.S. Government Obligations Risk. For Variable Rate Investment Grade Portfolio, obligations of U.S. Government agencies and authorities generally are not backed by the full faith and credit of the U.S. Government, and no assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

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Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers (as defined below) for each Fund (except S&P 500® Downside Hedged Portfolio), and for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except Multi-Strategy Alternative Portfolio and Variable Rate Investment Grade Portfolio) declares and pays dividends from net investment income, if any, to their shareholders quarterly and record such dividends on ex-dividend date. Multi-Strategy Alternative Portfolio declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on ex-dividend date. Variable Rate Investment Grade Portfolio declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Commercial Mortgage-Backed Securities

Variable Rate Investment Grade Portfolio may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (the “CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

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Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.

J. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

K. Forward Foreign Currency Contracts

Multi-Strategy Alternative Portfolio engages in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund also enters into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund also enters into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund sets aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statements of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statements of Assets and Liabilities.

L. Futures Contracts

Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio entered into futures contracts to simulate full investment in securities or manage exposure to equity and market price movements and/or currency risks and provide exposure to markets and indexes.

A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security or index for a specified price at a future date. Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio will only enter into futures contracts that are traded on a U.S. exchange and that are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant broker. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as a receivable or payable on the Statements of Assets and Liabilities. When the contracts are closed or expire, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statements of Operations.

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The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. The contracts included in the VIX Index historically have traded in “contango” markets, resulting in a roll cost, which could adversely affect the value of Shares of the S&P 500® Downside Hedged Portfolio. Futures have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures contracts, guarantees the futures against default. Risks may exceed amounts recognized in the Statements of Assets and Liabilities.

M. Structured Securities

Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statements of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statements of Operations.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services, and for each Fund (except S&P 500® Downside Hedged Portfolio), oversight of Invesco Advisers, Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”).

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers for each Fund (except S&P 500® Downside Hedged Portfolio), and for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
Active U.S. Real Estate Fund	0.80%
Balanced Multi-Asset Allocation Portfolio	0.05%
Conservative Multi-Asset Allocation Portfolio	0.05%
Growth Multi-Asset Allocation Portfolio	0.05%
Moderately Conservative Multi-Asset Allocation Portfolio	0.05%
Multi-Strategy Alternative Portfolio	0.95%
S&P 500® Downside Hedged Portfolio	0.39%
Variable Rate Investment Grade Portfolio	0.30%

The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Advisers for each of Active U.S. Real Estate Fund, Balanced Multi-Asset Allocation Portfolio, Conservative Multi-Asset Allocation Portfolio, Growth Multi-Asset Allocation Portfolio, Moderately Conservative Multi-Asset Allocation Portfolio, Multi-Strategy Alternative Portfolio and Variable Rate Investment Grade Portfolio. The sub-advisory fee for these Funds is paid by the Adviser to the Affiliated Sub-Advisers at 40% of the Adviser’s compensation of the sub-advised assets of each Fund.

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Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate. The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2017, the Adviser waived fees for each Fund in the following amounts:

Active U.S. Real Estate Fund	$44
Balanced Multi-Asset Allocation Portfolio	—
Conservative Multi-Asset Allocation Portfolio	1
Growth Multi-Asset Allocation Portfolio	—
Moderately Conservative Multi-Asset Allocation Portfolio	1
Multi-Strategy Alternative Portfolio	4,674
S&P 500® Downside Hedged Portfolio	1,414
Variable Rate Investment Grade Portfolio	1,368

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser also serves as the adviser for each Underlying Fund listed within the tables below, and therefore the following Underlying Funds are considered to be affiliated with the Funds.

The table below shows Balanced Multi-Asset Allocation Portfolio’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the period February 21, 2017 (commencement of investment operations) through October 31, 2017.

Balanced Multi-Asset Allocation Portfolio

	Value February 21, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
PowerShares 1-30 Laddered Treasury Portfolio	$—	$95,915	$(4,009)	$1,476	$54	$93,436	$1,219
PowerShares Emerging Markets Sovereign Debt Portfolio	—	53,409	(1,320)	1,217	10	53,316	1,685
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	—	103,896	(9,722)	12,563	449	107,186	2,026
PowerShares FTSE RAFI Emerging Markets Portfolio	—	34,427	(3,196)	1,693	96	33,020	721
PowerShares FTSE RAFI US 1000 Portfolio	—	189,420	(5,775)	8,310	158	192,113	2,104
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	—	60,763	(4,551)	3,497	126	59,835	350
PowerShares Fundamental High Yield® Corporate Bond Portfolio	—	66,767	(622)	457	(3)	66,599	1,751
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	—	93,830	(1,500)	971	3	93,304	1,543
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	—	189,039	(1,926)	(726)	(10)	186,377	2,162
PowerShares Russell Top 200 Pure Growth Portfolio	—	126,118	(17,989)	23,112	1,539	132,780	661
PowerShares S&P 500® Low Volatility Portfolio	—	126,184	(8,347)	9,240	229	127,306	1,814
PowerShares S&P Emerging Markets Low Volatility Portfolio	—	19,455	(1,227)	1,695	52	19,975	376
PowerShares S&P International Developed Low Volatility Portfolio	—	63,370	(3,321)	6,308	123	66,480	1,132
PowerShares S&P MidCap Low Volatility Portfolio	—	59,734	(2,947)	3,254	74	60,115	424
PowerShares Senior Loan Portfolio	—	40,440	(213)	(276)	—	39,951	872

Total Investments in Affiliates	$—	$1,322,767	$(66,665)	$72,791	$2,900	$1,331,793	$18,840

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The table below shows Conservative Multi-Asset Allocation Portfolio’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the period February 21, 2017 (commencement of investment operations) through October 31, 2017.

Conservative Multi-Asset Allocation Portfolio

	Value February 21, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
PowerShares 1-30 Laddered Treasury Portfolio	$—	$66,506	$(3,141)	$1,048	$50	$64,463	$864
PowerShares Emerging Markets Sovereign Debt Portfolio	—	77,980	(2,604)	1,798	45	77,219	2,506
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	—	32,567	(4,248)	3,793	241	32,353	629
PowerShares FTSE RAFI US 1000 Portfolio	—	91,537	(5,945)	3,881	122	89,595	1,007
PowerShares Fundamental High Yield® Corporate Bond Portfolio	—	103,331	(1,004)	715	—	103,042	2,777
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	—	192,792	(1,728)	2,079	3	193,146	3,278
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	—	285,045	(984)	(1,113)	(6)	282,942	3,367
PowerShares Preferred Portfolio	—	76,988	(1,267)	1,354	14	77,089	2,864
PowerShares Russell Top 200 Pure Growth Portfolio	—	60,395	(11,165)	10,585	998	60,813	312
PowerShares S&P 500® Low Volatility Portfolio	—	56,509	(5,679)	4,010	205	55,045	805
PowerShares S&P International Developed Low Volatility Portfolio	—	18,972	(1,621)	1,841	83	19,275	337
PowerShares Senior Loan Portfolio	—	104,064	(381)	(730)	—	102,953	2,303

Total Investments in Affiliates	$—	$1,166,686	$(39,767)	$29,261	$1,755	$1,157,935	$21,049

The table below shows Growth Multi-Asset Allocation Portfolio’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the period February 21, 2017 (commencement of investment operations) through October 31, 2017.

Growth Multi-Asset Allocation Portfolio

	Value February 21, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
PowerShares 1-30 Laddered Treasury Portfolio	$—	$55,836	$(2,344)	$837	$31	$54,360	$701
PowerShares Emerging Markets Sovereign Debt Portfolio	—	33,968	(817)	759	5	33,915	1,060
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	—	148,793	(10,742)	18,366	418	156,835	2,921
PowerShares FTSE RAFI Emerging Markets Portfolio	—	48,613	(4,102)	2,415	119	47,045	1,015
PowerShares FTSE RAFI US 1000 Portfolio	—	243,358	(4,714)	10,791	128	249,563	2,695
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	—	88,096	(5,427)	5,145	164	87,978	508
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	—	71,949	(1,449)	724	4	71,228	1,164
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	—	114,087	(1,623)	(441)	(8)	112,015	1,281
PowerShares Russell Top 200 Pure Growth Portfolio	—	157,812	(18,430)	29,699	1,541	170,622	836
PowerShares S&P 500® Low Volatility Portfolio	—	158,247	(8,148)	11,664	208	161,971	2,280
PowerShares S&P Emerging Markets Low Volatility Portfolio	—	29,495	(1,616)	2,567	58	30,504	566
PowerShares S&P International Developed Low Volatility Portfolio	—	89,542	(3,854)	8,916	106	94,710	1,591
PowerShares S&P MidCap Low Volatility Portfolio	—	43,380	(1,628)	2,381	42	44,175	308
PowerShares S&P SmallCap Low Volatility Portfolio	—	40,112	(2,138)	2,582	88	40,644	429

Total Investments in Affiliates	$—	$1,323,288	$(67,032)	$96,405	$2,904	$1,355,565	$17,355

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The table below shows Moderately Conservative Multi-Asset Allocation Portfolio’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the period February 21, 2017 (commencement of investment operations) through October 31, 2017.

Moderately Conservative Multi-Asset Allocation Portfolio

	Value February 21, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
PowerShares 1-30 Laddered Treasury Portfolio	$—	$93,901	$(3,563)	$1,479	$54	$91,871	$1,215
PowerShares Emerging Markets Sovereign Debt Portfolio	—	65,432	(1,507)	1,514	21	65,460	2,099
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	—	80,552	(8,918)	9,576	479	81,689	1,567
PowerShares FTSE RAFI US 1000 Portfolio	—	132,993	(5,967)	5,755	146	132,927	1,474
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	—	40,350	(3,434)	2,298	85	39,299	232
PowerShares Fundamental High Yield® Corporate Bond Portfolio	—	78,381	(283)	541	(1)	78,638	2,093
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	—	170,274	(1,628)	1,804	5	170,455	2,856
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	—	197,951	(732)	(771)	(4)	196,444	2,309
PowerShares Preferred Portfolio	—	52,063	(639)	900	6	52,330	1,919
PowerShares Russell Top 200 Pure Growth Portfolio	—	89,271	(14,252)	16,079	1,273	92,371	466
PowerShares S&P 500® Low Volatility Portfolio	—	89,021	(7,025)	6,462	228	88,686	1,280
PowerShares S&P International Developed Low Volatility Portfolio	—	47,917	(3,165)	4,733	150	49,635	858
PowerShares S&P MidCap Low Volatility Portfolio		39,487	(2,288)	2,143	59	39,401	281
PowerShares Senior Loan Portfolio	—	66,103	(122)	(459)	—	65,522	1,447

Total Investments in Affiliates	$—	$1,243,696	$(53,523)	$52,054	$2,501	$1,244,728	$20,096

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The table below shows S&P 500® Downside Hedged Portfolio’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2017.

S&P 500® Downside Hedged Portfolio

	Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2017	Dividend Income
Invesco Ltd.	$71,152	$—	$(70,107)	$15,706	$(288)	$16,463	$1,876

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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Except for the Funds listed below, as of October 31, 2017, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The appreciation (depreciation) on futures contracts held in S&P 500® Downside Hedged Portfolio were based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended October 31, 2017, there were no material transfers between valuation levels.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Multi-Strategy Alternative Portfolio
Equity Securities	$1,686,362	$—	$—	$1,686,362
Money Market Fund	2,380,650	—	—	2,380,650
Forward Foreign Currency Contracts(a)	—	(12,924)	—	(12,924)
Futures(a)	(70,994)	—	—	(70,994)

Total Investments	3,996,018	(12,924)	—	3,983,094

Variable Rate Investment Grade Portfolio
Corporate Bonds and Notes	—	48,476,341	—	48,476,341
U.S. Agency Mortgage Credit Risk Transfer	—	27,540,562	—	27,540,562
Commercial Mortgage-Backed Securities	—	19,632,597	—	19,632,597
U. S. Government Sponsored Agency Mortgage-Backed Securities	—	17,861,428	—	17,861,428
U. S. Treasury Securities	—	12,879,086	—	12,879,086
Collateralized Mortgage Obligations	—	3,211,813	—	3,211,813
Asset-Backed Securities	—	2,336,044	—	2,336,044
Money Market Fund	1,157,516	—	—	1,157,516

Total Investments	1,157,516	131,937,871	—	133,095,387

(a)	Unrealized appreciation (depreciation).

Note 6. Derivative Investments

The Funds may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

	Value
	Multi-Strategy Alternative Portfolio				S&P 500® Downside Hedged Portfolio
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on forward foreign currency contracts outstanding(a)	$22,723	$—	$—	$22,723	$—	$—	$—	$—
Unrealized appreciation on futures contracts—Exchange-Traded(b)	—	2,131	3,712	5,843	—	—	—	—

Total Derivative Assets	22,723	2,131	3,712	28,566	—	—	—	—

Derivatives not subject to master netting agreements	—	(2,131)	(3,712)	(5,843)	—	—	—	—

Total Derivative Assets subject to master netting agreements	$22,723	$—	$—	$22,723	$—	$—	$—	$—

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	Value
	Multi-Strategy Alternative Portfolio				S&P 500® Downside Hedged Portfolio
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation forward foreign currency contracts outstanding(a)	$(35,647)	$—	$—	$(35,647)	$—	$—	$—	$—
Unrealized depreciation on futures contracts—Exchange-Traded(b)	—	(76,837)	—	(76,837)	—	(114,984)	—	(114,984)

Total Derivative Liabilities	(35,647)	(76,837)	—	(112,484)	—	(114,984)	—	(114,984)

Derivatives not subject to master netting agreements	—	76,837	—	76,837	—	114,984	—	114,984

Total Derivative Liabilities subject to master netting agreements	$(35,647)	$—	$—	$(35,647)	$—	$—	$—	$—

(a)	Values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

(b)	Values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on futures contracts and Unrealized depreciation on futures contracts.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2017:

Multi-Strategy Alternative Portfolio

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net value of derivatives	Non-Cash	Cash	Net amount
Morgan Stanley	$22,723	$(35,647)	$(12,924)	$—	$—	$(12,924)

Effect of Derivative Investments for the Fiscal Year Ended October 31, 2017.

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Multi-Strategy Alternative Portfolio				S&P 500® Downside Hedged Portfolio
	Currency Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$18,481	$—	$—	$18,481	$—	$—	$—	$—
Futures contracts		(395,120)	(118,831)	(513,951)	—	(3,582,872)	—	(3,582,872)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(17,217)	—	—	(17,217)	—	—	—	—
Futures contracts	—	(4,736)	(125,870)	(130,606)	—	(173,260)	—	(173,260)

Total	$1,264	$(399,856)	$(244,701)	$(643,293)	$—	$(3,756,132)	$—	$(3,756,132)

The table below summarizes the average notional value of futures contracts and forward foreign currency contracts outstanding during the period.

	Average Notional Value
	Multi-Strategy Alternative Portfolio	S&P 500® Downside Hedged Portfolio
Forward foreign currency contracts	$3,262,655	$—
Futures contracts	17,811,984	1,906,863

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Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017			2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Active U.S. Real Estate Fund	$589,233	$1,266	$—	$1,211,457	$377,781	$—
Balanced Multi-Asset Allocation Portfolio	12,311	—	—	—	—	—
Conservative Multi-Asset Allocation Portfolio	15,039	—	—	—	—	—
Growth Multi-Asset Allocation Portfolio	10,708	—	—	—	—	—
Moderately Conservative Multi-Asset Allocation Portfolio	14,014	—	—	—	—	—
Multi-Strategy Alternative Portfolio	103,497	—	—	—	—	—
S&P 500® Downside Hedged Portfolio	1,490,388	—	—	4,842,506	—	—
Variable Rate Investment Grade Portfolio	1,574,248	—	16,962	109,554	—	86

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Active U.S. Real Estate Fund	$—	$1,512,377	$—	$22,507,799	$24,020,176
Balanced Multi-Asset Allocation Portfolio	9,014	72,766	—	1,250,012	1,331,792
Conservative Multi-Asset Allocation Portfolio	7,346	29,642	—	1,250,012	1,287,000
Growth Multi-Asset Allocation Portfolio	9,126	96,386	—	1,250,013	1,355,525
Moderately Conservative Multi-Asset Allocation Portfolio	8,166	52,238	—	1,250,013	1,310,417
Multi-Strategy Alternative Portfolio	19,196	(26,345)	(1,571,048)	5,784,235	4,206,038
S&P 500® Downside Hedged Portfolio	130,993	—	(78,121,132)	101,996,130	24,005,991
Variable Rate Investment Grade Portfolio	—	602,604	(161,303)	133,106,281	133,547,582

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2017:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
Active U.S. Real Estate Fund	$—	$—	$—
Balanced Multi-Asset Allocation Portfolio	—	—	—
Conservative Multi-Asset Allocation Portfolio	—	—	—
Growth Multi-Asset Allocation Portfolio	—	—	—
Moderately Conservative Multi-Asset Allocation Portfolio	—	—	—
Multi-Strategy Alternative Portfolio	438,390	1,132,658	1,571,048
S&P 500® Downside Hedged Portfolio	30,275,773	47,845,359	78,121,132
Variable Rate Investment Grade Portfolio	149,600	11,703	161,303

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

67

Note 8. Investment Transactions

For the fiscal year ended October 31, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Active U.S. Real Estate Fund	$35,851,932	$35,625,612
Balanced Multi-Asset Allocation Portfolio	1,322,767	66,665
Conservative Multi-Asset Allocation Portfolio	1,296,135	40,487
Growth Multi-Asset Allocation Portfolio	1,323,288	67,032
Moderately Conservative Multi-Asset Allocation Portfolio	1,309,380	53,656
Multi-Strategy Alternative Portfolio	3,423,156	3,466,650
S&P 500® Downside Hedged Portfolio	36,361,844	43,325,499
Variable Rate Investment Grade Portfolio	87,983,832	13,682,635

For the fiscal year ended October 31, 2017, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for the Variable Rate Investment Grade Portfolio amounted to $10,140,948 and $2,303,888, respectively.

For the fiscal year ended October 31, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Active U.S. Real Estate Fund	$—	$3,948,972
Balanced Multi-Asset Allocation Portfolio	—	—
Conservative Multi-Asset Allocation Portfolio	—	—
Growth Multi-Asset Allocation Portfolio	—	—
Moderately Conservative Multi-Asset Allocation Portfolio	—	—
Multi-Strategy Alternative Portfolio	—	772,006
S&P 500® Downside Hedged Portfolio	—	88,459,185
Variable Rate Investment Grade Portfolio	—	—

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2017, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes, as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Active U.S. Real Estate Fund	$2,315,344	$(802,967)	$1,512,377	$22,518,873
Balanced Multi-Asset Allocation Portfolio	73,779	(1,013)	72,766	1,259,082
Conservative Multi-Asset Allocation Portfolio	31,491	(1,849)	29,642	1,257,413
Growth Multi-Asset Allocation Portfolio	96,834	(448)	96,386	1,259,196
Moderately Conservative Multi-Asset Allocation Portfolio	53,472	(1,234)	52,238	1,258,234
Multi-Strategy Alternative Portfolio	123,807	(150,152)	(26,345)	4,009,439
S&P 500® Downside Hedged Portfolio	—	—	—	22,999,437
Variable Rate Investment Grade Portfolio	709,672	(107,068)	602,604	132,492,783

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Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and foreign currency transactions, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Active U.S. Real Estate Fund	$115,497	$(404,472)	$288,975
Balanced Multi-Asset Allocation Portfolio	—	—	—
Conservative Multi-Asset Allocation Portfolio	—	—	—
Growth Multi-Asset Allocation Portfolio	—	—	—
Moderately Conservative Multi-Asset Allocation Portfolio	—	—	—
Multi-Strategy Alternative Portfolio	18,481	(36,169)	17,688
S&P 500® Downside Hedged Portfolio	—	—	—
Variable Rate Investment Grade Portfolio	201,765	(201,765)	—

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee and Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of (i) 100,000 Shares for Balanced Multi-Asset Allocation Portfolio, Conservative Multi-Asset Allocation Portfolio, Growth Multi-Asset Allocation Portfolio, Moderately Conservative Multi-Asset Allocation Portfolio and Multi-Strategy Alternative Portfolio; and (ii) 50,000 Shares, for Active U.S. Real Estate Fund, S&P 500® Downside Hedged Portfolio and Variable Rate Investment Grade Portfolio . Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For Active U.S. Real Estate Fund, Balanced Multi-Asset Allocation Portfolio, Conservative Multi-Asset Allocation Portfolio, Growth Multi-Asset Allocation Portfolio and Moderately Conservative Multi-Asset Allocation Portfolio, such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of the Fund of the Trust on the transaction date. For Multi-Strategy Alternative Portfolio, Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. For S&P 500® Downside Hedged Portfolio and Variable Rate Investment Grade Portfolio, Creation Units are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Note 12. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Actively Managed Exchange-Traded Fund Trust and Shareholders of PowerShares Active U.S. Real Estate Fund, PowerShares Balanced Multi-Asset Allocation Portfolio, PowerShares Conservative Multi-Asset Allocation Portfolio, PowerShares Growth Multi-Asset Allocation Portfolio, PowerShares Moderately Conservative Multi-Asset Allocation Portfolio, PowerShares Multi-Strategy Alternative Portfolio, PowerShares S&P 500® Downside Hedged Portfolio and PowerShares Variable Rate Investment Grade Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the following portfolios

PowerShares Active U.S. Real Estate Fund1

PowerShares Balanced Multi-Asset Allocation Portfolio2

PowerShares Conservative Multi-Asset Allocation Portfolio2

PowerShares Growth Multi-Asset Allocation Portfolio2

PowerShares Moderately Conservative Multi-Asset Allocation Portfolio2

PowerShares Multi-Strategy Alternative Portfolio1

PowerShares S&P 500® Downside Hedged Portfolio1

PowerShares Variable Rate Investment Grade Portfolio3

1 Statement of operations for the year ended October 31, 2017 and statement of changes in net assets for each of the two years in the period ended October 31, 2017

2 Statement of operations and statement of changes in net assets for the period February 21, 2017 (commencement of investment operations) through October 31, 2017

3 Statement of operations for the year ended October 31, 2017 and statement of changes in net assets for the year ended October 31, 2017 and for the period September 20, 2016 (commencement of investment operations) through October 31, 2016

(constituting PowerShares Actively Managed Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations and the changes in each of their net assets for the respective periods described in (1) – (3) above and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, IL

December 26, 2017

71

Fees and Expenses

As a shareholder of a Fund of the PowerShares Actively Managed Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, including acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

In addition to the fees and expenses which the PowerShares Balanced Multi-Asset Allocation Portfolio, PowerShares Conservative Multi-Asset Allocation Portfolio, PowerShares Growth Multi-Asset Allocation Portfolio, PowerShares Moderately Conservative Multi-Asset Allocation Portfolio, PowerShares Multi-Strategy Alternative Portfolio and the PowerShares S&P 500® Downside Hedged Portfolio (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Active U.S. Real Estate Fund (PSR)
Actual	$1,000.00	$1,039.30	0.80%	$4.11
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80	4.08
PowerShares Balanced Multi-Asset Allocation Portfolio (PSMB)
Actual	1,000.00	1,062.10	0.05	0.26
Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26
PowerShares Conservative Multi-Asset Allocation Portfolio (PSMC)
Actual	1,000.00	1,031.10	0.05	0.26
Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26

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Fees and Expenses (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Growth Multi-Asset Allocation Portfolio (PSMG)
Actual	$1,000.00	$1,078.90	0.05%	$0.26
Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26
PowerShares Moderately Conservative Multi-Asset Allocation (PSMM)
Actual	1,000.00	1,046.00	0.05	0.26
Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26
PowerShares Multi-Strategy Alternative Portfolio (LALT)
Actual	1,000.00	951.10	0.86	4.23
Hypothetical (5% return before expenses)	1,000.00	1,020.87	0.86	4.38
PowerShares S&P 500® Downside Hedged Portfolio (PHDG)
Actual	1,000.00	1,070.60	0.39	2.04
Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99
PowerShares Variable Rate Investment Grade Portfolio (VRIG)
Actual	1,000.00	1,012.60	0.30	1.52
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Long-Term Capital Gains
Active U.S. Real Estate Fund	4%	4%	$1,266
Balanced Multi-Asset Allocation Portfolio	41%	41%	—
Conservative Multi-Asset Allocation Portfolio	22%	22%	—
Growth Multi-Asset Allocation Portfolio	60%	60%	—
Moderately Conservative Multi-Asset Allocation Portfolio	32%	32%	—
Multi-Strategy Alternative Portfolio	100%	100%	—
S&P 500® Downside Hedged Portfolio	0%	0%	—
Variable Rate Investment Grade Portfolio	0%	0%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	154	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	154	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2008	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	154	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC. (1999-2007).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 9 portfolios and four other exchange-traded fund trusts with 145 portfolios advised by the Adviser.

75

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	154	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2008	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	154	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 9 portfolios and four other exchange-traded fund trusts with 145 portfolios advised by the Adviser.

76

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present).	154	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 9 portfolios and four other exchange-traded fund trusts with 145 portfolios advised by the Adviser.

77

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	154	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2017, the Fund Complex consisted of the Trust’s 9 portfolios and four other exchange-traded fund trusts with 145 portfolios advised by the Adviser.

78

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

79

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

80

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website: www.powershares.com.

P-PS-AR-10
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2017.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years shown in the following table. The Audit Committee has pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2017	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2016
Audit Fees	$151,425	$96,885
Audit-Related Fees	$0	$0
Tax Fees (1)	$58,160	$38,520
All Other Fees	$0	$0
Total Fees	$209,585	$135,405

(1)	Tax fees for the fiscal year ended October 31, 2017 include fees billed for reviewing tax returns, 2017 excise tax returns and excise tax distributions calculations. Tax fees for the fiscal year ended October 31, 2016 included fees billed for reviewing tax returns, 2016 excise tax returns and excise tax distribution calculations and international tax research in addition to preparing the final tax returns of the two liquidated portfolios of the Registrant.

Fees Billed by PwC Related to PowerShares and PowerShares Affiliates

PwC billed Invesco PowerShares Capital Management LLC (“PowerShares”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with PowerShares that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to PowerShares and Affiliates for the last two fiscal years as shown in the following table:

	Fees Billed for Non- Audit Services Rendered to PowerShares and Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to PowerShares and Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees	$662,000	$635,000
Tax Fees	$0	$0
All Other Fees	$689,000	$2,662,000
Total Fees(1)	$1,351,000	$3,297,000

(1)	Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2017 include fees billed related to assessments of the company’s current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2016 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e) (1)      Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of

the PowerShares Funds (the “Funds”)

June 26, 2009, amended September 29, 2016

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	In addition to the amounts shown in the tables above, PwC billed PowerShares and Affiliates additional aggregate fees of $3,068,000 for the fiscal year ended 2017 and $2,204,000 for the fiscal year ended 2016, for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, PowerShares and Affiliates aggregate non-audit fees of $4,477,000 for the fiscal year ended 2017 and $5,540,000 for the fiscal year ended 2016.

(h)	With respect to the non-audit services above billed to PowerShares and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule2-01(f)(14) of Regulation S-X, of approximately $22 million and non-audit services of approximately $18 million for the fiscal year ended 2017. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain of its affiliates or covered persons receive, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee that it has, and that certain of its affiliates or covered persons have, relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PWC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC Staff without an expiration date, except that the no-action will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PowerShares Actively Managed Exchange-Traded Fund Trust

By:	/s/ Daniel E. Draper
Name:	Daniel E. Draper
Title:	President

Date:	January 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel E. Draper .
Name:	Daniel E. Draper
Title:	President

Date:	January 4, 2018

By:	/s/ Steven Hill
Name:	Steven Hill
Title:	Treasurer

Date:	January 4, 2018